                                                                      EXHIBIT 20




                         MONTHLY SERVICER'S CERTIFICATE

             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

                -------------------------------------------------

                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

               --------------------------------------------------

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2.   TRS is, as of the date hereof, the Servicer under the Agreement.

3.   The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on May 16, 2005 and covers activity from March 27, 2005 through April 25, 2005.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.


IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 11th day of May, 2005.


                                            AMERICAN EXPRESS TRAVEL RELATED
                                            SERVICES COMPANY, INC., as Servicer

                                            By:    /s/ Susanne L. Miller
                                                   ----------------------------
                                            Name:  Susanne L. Miller
                                            Title: Vice President
                                                   Treasury Controller

I.  Monthly Period Trust Activity
--------------------------------------------------------------------------------


A. Trust Activity                                               Trust Totals
-----------------                                               ------------

Number of days in period                                                  30
Beginning Principal Receivable Balance                     26,459,460,656.31
Special Funding Account Balance                                         0.00
Beginning Total Principal Balance                          26,459,460,656.31
Finance Charge Collections (excluding                         419,869,145.85
 Recoveries)
Recoveries                                                     20,104,928.57
Total Collections of Finance Charge Receivables               439,974,074.42
Total Collections of Principal Receivables                  6,506,603,427.47
Monthly Payment Rate                                                24.5908%
Defaulted amount                                              104,686,052.39
Annualized Default Rate                                              4.7712%
Trust Portfolio Yield                                               15.4173%
New Principal Receivables                                   6,846,841,146.92
Ending Principal Receivables Balance                       26,695,012,323.37
Ending Required Minimum Principal Balance                  20,838,250,000.00
Ending Transferor Amount                                    7,220,012,323.37
Ending Special Funding Account Balance                                  0.00
Ending Total Principal Balance                             26,695,012,323.37


B. Series Allocations                       Series 2000-3     Series 2000-4      Series 2000-5      Series 2001-1     Series 2001-2
---------------------                       -------------     -------------      -------------      -------------     --------------
Group Number                                            2                 2                  2                  2                  1
Invested Amount                                      0.00   1,212,122,000.00     787,878,000.00     750,000,000.00    250,000,000.00
Adjusted Invested Amount                             0.00   1,212,122,000.00     787,878,000.00     750,000,000.00    250,000,000.00
Principal Funding Account Balance                    0.00               0.00               0.00               0.00              0.00
Series Required Transferor Amount                    0.00      84,848,540.00      55,151,460.00      52,500,000.00     17,500,000.00
Series Allocation Percentage                        0.00%              6.22%              4.05%              3.85%             1.28%
Series Alloc. Finance Charge Collections             0.00      27,383,941.21      17,799,532.42      16,943,802.61      5,647,934.20
Series Allocable Recoveries                          0.00       1,251,328.69         813,362.31         774,259.12        258,086.37
Series Alloc. Principal Collections                  0.00     404,970,329.13     263,230,279.60     250,575,228.27     83,525,076.09
Series Allocable Defaulted Amount                    0.00       6,515,649.15       4,235,164.96       4,031,555.29      1,343,851.76

B. Series Allocations                       Series 2001-3      Series 2001-4      Series 2001-5      Series 2001-6     Series 2001-7
---------------------                       -------------      -------------      -------------      -------------     -------------

Group Number                                            2                  2                  2                  2                 2
Invested Amount                            750,000,000.00     725,000,000.00     500,000,000.00     700,000,000.00    650,000,000.00
Adjusted Invested Amount                   750,000,000.00     725,000,000.00     500,000,000.00     700,000,000.00    650,000,000.00
Principal Funding Account Balance                    0.00               0.00               0.00               0.00              0.00
Series Required Transferor Amount           52,500,000.00      50,750,000.00      35,000,000.00      49,000,000.00     45,500,000.00
Series Allocation Percentage                        3.85%              3.72%              2.57%              3.59%             3.34%
Series Alloc. Finance Charge Collections    16,943,802.61      16,379,009.19      11,295,868.41      15,814,215.77     14,684,628.93
Series Allocable Recoveries                    774,259.12         748,450.49         516,172.75         722,641.85        671,024.57
Series Alloc. Principal Collections        250,575,228.27     242,222,720.66     167,050,152.18     233,870,213.05    217,165,197.84
Series Allocable Defaulted Amount            4,031,555.29       3,897,170.11       2,687,703.53       3,762,784.94      3,494,014.59

B. Series Allocations                       Series 2002-1      Series 2002-2      Series 2002-3      Series 2002-4     Series 2002-5
---------------------                       -------------      -------------      -------------      -------------     -------------

Group Number                                            2                  2                  2                  2                 2
Invested Amount                            920,000,000.00     940,000,000.00     920,000,000.00     500,000,000.00    600,000,000.00
Adjusted Invested Amount                   920,000,000.00     940,000,000.00     920,000,000.00     500,000,000.00    600,000,000.00
Principal Funding Account Balance                    0.00               0.00               0.00               0.00              0.00
Series Required Transferor Amount           64,400,000.00      65,800,000.00      64,400,000.00      35,000,000.00     42,000,000.00
Series Allocation Percentage                        4.72%              4.83%              4.72%              2.57%             3.08%
Series Alloc. Finance Charge Collections    20,784,397.87      21,236,232.60      20,784,397.87      11,295,868.41     13,555,042.09
Series Allocable Recoveries                    949,757.86         970,404.77         949,757.86         516,172.75        619,407.30
Series Alloc. Principal Collections        307,372,280.01     314,054,286.10     307,372,280.01     167,050,152.18    200,460,182.62
Series Allocable Defaulted Amount            4,945,374.49       5,052,882.63       4,945,374.49       2,687,703.53      3,225,244.23

B. Series Allocations                       Series 2002-6      Series 2003-1      Series 2003-2      Series 2003-3     Series 2003-4
---------------------                       -------------      -------------      -------------      -------------     -------------

Group Number                                            2                  2                  2                  2                 1
Invested Amount                            720,000,000.00     920,000,000.00   1,100,000,000.00     750,000,000.00    680,000,000.00
Adjusted Invested Amount                   720,000,000.00     920,000,000.00   1,100,000,000.00     750,000,000.00    680,000,000.00
Principal Funding Account Balance                    0.00               0.00               0.00               0.00              0.00
Series Required Transferor Amount           50,400,000.00      64,400,000.00      77,000,000.00      52,500,000.00     47,600,000.00
Series Allocation Percentage                        3.70%              4.72%              5.65%              3.85%             3.49%
Series Alloc. Finance Charge Collections    16,266,050.50      20,784,397.87      24,850,910.49      16,943,802.61     15,362,381.03
Series Allocable Recoveries                    743,288.76         949,757.86       1,135,580.05         774,259.12        701,994.94
Series Alloc. Principal Collections        240,552,219.14     307,372,280.01     367,510,334.80     250,575,228.27    227,188,206.97
Series Allocable Defaulted Amount            3,870,293.08       4,945,374.49       5,912,947.76       4,031,555.29      3,655,276.80

B. Series Allocations                       Series 2004-1      Series 2004-2      Series 2004-3      Series 2004-4     Series 2004-5
---------------------                       -------------      -------------      -------------      -------------     -------------

Group Number                                            2                  2                  1                  2                 2
Invested Amount                            800,000,000.00     400,000,000.00     600,000,000.00   1,100,000,000.00  1,000,000,000.00
Adjusted Invested Amount                   800,000,000.00     400,000,000.00     600,000,000.00   1,100,000,000.00  1,000,000,000.00
Principal Funding Account Balance                    0.00               0.00               0.00               0.00              0.00
Series Required Transferor Amount           56,000,000.00      28,000,000.00      42,000,000.00      77,000,000.00     70,000,000.00
Series Allocation Percentage                        4.11%              2.05%              3.08%              5.65%             5.13%
Series Alloc. Finance Charge Collections    18,073,389.45       9,036,694.72      13,555,042.09      24,850,910.49     22,591,736.81
Series Allocable Recoveries                    825,876.40         412,938.20         619,407.30       1,135,580.05      1,032,345.50
Series Alloc. Principal Collections        267,280,243.49     133,640,121.75     200,460,182.62     367,510,334.80    334,100,304.36
Series Allocable Defaulted Amount            4,300,325.64       2,150,162.82       3,225,244.23       5,912,947.76      5,375,407.05


B. Series Allocations                       Series 2005-1      Series 2005-2                                             Trust Total
---------------------                       -------------      -------------                                             -----------
Group Number                                            2                  2
Invested Amount                            600,000,000.00     600,000,000.00                                       19,475,000,000.00
Adjusted Invested Amount                   600,000,000.00     600,000,000.00                                       19,475,000,000.00
Principal Funding Account Balance                    0.00               0.00                                                    0.00
Series Required Transferor Amount           42,000,000.00      42,000,000.00                                        1,363,250,000.00
Series Allocation Percentage                        3.08%              3.08%                                                    100%
Series Alloc. Finance Charge Collections    13,555,042.09      13,555,042.09                                          439,974,074.42
Series Allocable Recoveries                    619,407.30         619,407.30                                           20,104,928.57
Series Alloc. Principal Collections        200,460,182.62     200,460,182.62                                        6,506,603,427.47
Series Allocable Defaulted Amount            3,225,244.23       3,225,244.23                                          104,686,052.39

C. Group Allocations
---------------------

1. Group 1 Allocations                      Series 2001-2      Series 2003-4       Series 2004-3                       Group 1 Total
----------------------                      -------------      -------------       -------------                       -------------
Invested Amount                            250,000,000.00     680,000,000.00      600,000,000.00                    1,530,000,000.00
Investor Finance Charge Collections          4,157,058.23      11,307,198.38        9,976,939.74                       25,441,196.35

Investor Monthly Interest                    1,130,841.80       1,062,225.52        2,147,515.00                        4,340,582.32
Investor Default Amount                        989,117.41       2,690,399.35        2,373,881.78                        6,053,398.53
Investor Monthly Fees                          416,666.67       1,133,333.33        1,000,000.00                        2,550,000.00
Investor Additional Amounts                          0.00               0.00                1.00                                0.00
Total                                        2,536,625.87       4,885,958.20        5,521,396.78                       12,943,980.84

Reallocated Investor Finance
  Charge Collections                         4,578,654.55      10,440,276.20       10,422,265.60                       25,441,196.35
Available Excess                             2,042,028.68       5,554,318.00        4,900,868.83                       12,497,215.50

1. Group 1 Allocations
Invested Amount
Investor Finance Charge Collections

Investor Monthly Interest
Investor Default Amount
Investor Monthly Fees
Investor Additional Amounts
Total

Reallocated Investor Finance
  Charge Collections Available Excess

2. Group 2 Allocations                      Series 2000-3      Series 2000-4       Series 2000-5      Series 2001-1    Series 2001-3
----------------------                      -------------      -------------       -------------      -------------    -------------
Invested Amount                                      0.00   1,212,122,000.00      787,878,000.00     750,000,000.00   750,000,000.00
Investor Finance Charge Collections                  0.00      20,155,446.93       13,101,018.89      12,471,174.68    12,471,174.68

Investor Monthly Interest                            0.00       3,322,619.11        2,135,185.31       2,034,601.04     2,027,206.25
Investor Default Amount                              0.00       4,795,723.88        3,117,215.38       2,967,352.22     2,967,352.22
Investor Monthly Fees                                0.00       2,020,203.33        1,313,130.00       1,250,000.00     1,250,000.00
Investor Additional Amounts                          0.00               0.00                0.00               0.00             0.00
Total                                                0.00      10,138,546.32        6,565,530.69       6,251,953.26     6,244,558.47

Reallocated Investor Finance
  Charge Collections                                 0.00      20,215,557.93       13,115,577.43      12,487,100.14    12,479,705.35
Investment Funding Account Proceeds                                 6,254.00
Available Excess                                     0.00      10,083,265.61        6,550,046.74       6,235,146.88     6,235,146.88

2. Group 2 Allocations                      Series 2001-4      Series 2001-5       Series 2001-6      Series 2001-7    Series 2002-1
----------------------                      -------------      -------------       -------------      -------------    -------------
Invested Amount                            725,000,000.00     500,000,000.00      700,000,000.00     650,000,000.00   920,000,000.00
Investor Finance Charge Collections         12,055,468.86       8,314,116.45       11,639,763.04      10,808,351.39    15,297,974.28

Investor Monthly Interest                    1,959,632.71       1,371,642.36        1,885,639.58       1,751,398.82     2,474,902.22
Investor Default Amount                      2,868,440.48       1,978,234.81        2,769,528.74       2,571,705.26     3,639,952.06
Investor Monthly Fees                        1,208,333.33         833,333.33        1,166,666.67       1,083,333.33     1,533,333.33
Investor Additional Amounts                          0.00               0.00                0.00               0.00             0.00
Total                                        6,036,406.52       4,183,210.51        5,821,834.99       5,406,437.41     7,648,187.61

Reallocated Investor Finance
  Charge Collections                        12,063,715.17       8,339,975.09       11,641,305.41      10,810,231.37    15,296,634.45
Investment Funding Account Proceeds
Available Excess                             6,027,308.65       4,156,764.59        5,819,470.42       5,403,793.96     7,648,446.84


2. Group 2 Allocations                    Series 2002-2      Series 2002-3     Series 2002-4      Series 2002-5       Series 2002-6
----------------------                    -------------      -------------     -------------      -------------       -------------
Invested Amount                          940,000,000.00     920,000,000.00    500,000,000.00     600,000,000.00      720,000,000.00
Investor Finance Charge Collections       15,630,538.93      15,297,974.28      8,319,065.45       9,976,939.74       11,972,327.69

Investor Monthly Interest                  2,528,056.89       2,473,634.67      1,317,090.97       1,641,708.33        1,954,705.00
Investor Default Amount                    3,719,081.45       3,639,952.06      1,978,234.81       2,373,881.78        2,848,658.13
Investor Monthly Fees                      1,566,666.67       1,533,333.33        833,333.33       1,000,000.00        1,200,000.00
Investor Additional Amounts                        0.00               0.00              0.00               0.00                0.00
Total                                      7,813,805.00       7,646,920.06      4,128,659.12       5,015,590.11        6,003,363.13

Reallocated Investor Finance
   Charge Collections                     15,628,522.43      15,295,366.90      8,285,423.71      10,003,707.61       11,989,104.14
Investment Funding Account Proceeds
Available Excess                           7,814,717.43       7,648,446.84      4,161,713.59       4,988,117.51        5,985,741.01

2. Group 2 Allocations                    Series 2003-1      Series 2003-2     Series 2003-3      Series 2004-1       Series 2004-2
----------------------                    -------------      -------------     -------------      -------------       -------------
Invested Amount                          920,000,000.00   1,100,000,000.00    750,000,000.00     800,000,000.00      400,000,000.00
Investor Finance Charge Collections       15,297,974.28      18,291,056.20     12,471,174.68      13,302,586.33        6,651,293.16

Investor Monthly Interest                  2,474,902.22       2,956,848.89      2,015,000.00       2,127,840.00        1,096,625.00
Investor Default Amount                    3,639,952.06       4,352,116.59      2,967,352.22       3,165,175.70        1,582,587.85
Investor Monthly Fees                      1,533,333.33       1,833,333.33      1,250,000.00       1,333,333.33          666,666.67
Investor Additional Amounts                        0.00               0.00              0.00               0.00                0.00
Total                                      7,648,187.61       9,142,298.81      6,232,352.22       6,626,349.03        3,345,879.52

Reallocated Investor Finance
  Charge Collections                      15,296,634.45      18,287,180.90     12,467,499.10      13,277,172.37        6,671,291.19
Investment Funding Account Proceeds
Available Excess                           7,648,446.84       9,144,882.09      6,235,146.88       6,650,823.34        3,325,411.67

2. Group 2 Allocations                    Series 2004-4      Series 2004-5     Series 2005-1      Series 2005-2       Group 2 Total
----------------------                    -------------      -------------     -------------      -------------       -------------
Invested Amount                        1,100,000,000.00   1,000,000,000.00    600,000,000.00     600,000,000.00   17,945,000,000.00
Investor Finance Charge Collections       18,291,056.20      16,628,232.91      9,976,939.74       9,976,939.74      298,398,588.54

Investor Monthly Interest                  2,929,000.56       2,660,015.28      1,559,041.67       1,602,880.83       48,300,177.72
Investor Default Amount                    4,352,116.59       3,956,469.63      2,373,881.78       2,373,881.78       70,998,847.43
Investor Monthly Fees                      1,833,333.33       1,666,666.67      1,000,000.00       1,000,000.00       29,908,333.33
Investor Additional Amounts                        0.00               0.00              0.00               0.00                0.00
Total                                      9,114,450.48       8,283,151.57      4,932,923.44       4,976,762.61      149,207,358.48

Reallocated Investor Finance
  Charge Collections                      18,259,332.57      16,596,680.75      9,921,040.95       9,964,880.11      298,393,639.54
Investment Funding Account Proceeds                                                                                        6,254.00
Available Excess                           9,144,882.09       8,313,529.18      4,988,117.51       4,988,117.51      149,197,484.06

                                                GROUP I           GROUP II
                                                -------           --------
Group Investor Finance
  Charge Collections                      25,441,196.35     298,393,639.54
Group Expenses                            12,943,980.84     149,207,358.48
Reallocable Investor Finance
  Charge Collections                      12,497,215.50     149,186,281.06




D. Trust Performance
---------------------

Delinquencies:

31-60 Days Delinquent:                      254,467,960
61-90 Days Delinquent:                      151,296,896
90+ Days Delinquent:                        231,070,793
Total 30+ Days Delinquent:                  636,835,648




X. Series 2000-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series        Total Investor        Transferors
A. Investor/Transferor Allocations                     Allocations       Interest              Interest
----------------------------------                     -----------     --------------        -----------
Beginning Invested /Transferor Amount                         0.00               0.00               0.00
Beginning Adjusted Invested Amount                             N/A               0.00                N/A
Floating Allocation Percentage                                 N/A            0.0000%            0.0000%
Principal Allocation Percentage                                N/A            0.0000%            0.0000%
Collections of Finance Chg. Receivables                       0.00               0.00               0.00
Collections of Principal Receivables                          0.00               0.00               0.00
Defaulted Amount                                              0.00               0.00               0.00

Ending Invested / Transferor Amounts                          0.00               0.00               0.00


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                     Class A            Class B          Interest               Total
--------------------------------------                     -------            -------         ----------              -----

Principal Funding Account                                     0.00               0.00               0.00               0.00
Investment Proceeds for Monthly Period                        0.00               0.00               0.00               0.00
Reserve Draw Amount                                           0.00               0.00               0.00               0.00
Available Reserve Account Amount                              0.00               0.00               0.00               0.00
Reserve Account Surplus                                       0.00               0.00               0.00               0.00

Coupon  April 15, 2005 to May 15, 2005                     0.0000%            0.0000%            0.0000%
Monthly Interest Due                                          0.00               0.00                  -               0.00
Outstanding Monthly Interest Due                              0.00               0.00               0.00               0.00
Additional Interest Due                                       0.00               0.00               0.00               0.00
Total Interest Due                                            0.00               0.00               0.00               0.00
Investor Default Amount                                       0.00               0.00               0.00               0.00
Investor Monthly Fees Due                                     0.00               0.00               0.00               0.00
Investor Additional Amounts Due
Total Due                                                     0.00               0.00               0.00               0.00

Reallocated Investor Finance Charge Collections                                                                        0.00
Interest and Principal Funding Investment Proceeds                                                                     0.00
Interest on Reserve Account                                                                                            0.00
Series Adjusted Portfolio Yield                                                                                     0.0000%
Base Rate                                                                                                           0.0000%
Excess Spread Percentage                                                                                            0.0000%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions               Class A            Class B          Interest               Total
--------------------------------------------               -------            -------         ----------              -----

Beginning Certificates Balance                                0.00               0.00               0.00               0.00
Interest Distributions                                        0.00               0.00               0.00               0.00
Principal Deposits - Prin. Funding Account                    0.00               0.00               0.00               0.00
Principal Distributions                                       0.00               0.00               0.00               0.00
Total Distributions                                           0.00               0.00               0.00               0.00
Ending Certificates Balance                                   0.00               0.00               0.00               0.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $0.00

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $0.00

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $0.00

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $0.00

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                              $0.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                             $0.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                      $0.00

          a.   Class A Monthly Interest:                                $0.00
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):            $0.00
          e.   Excess Spread:                                           $0.00

     2.   Class B Available Funds:                                      $0.00

          a.   Class B Monthly Interest:                                $0.00
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                           $0.00

     3.   Collateral Available Funds:                                   $0.00

          a.   Excess Spread:                                           $0.00

     4.   Total Excess Spread:                                          $0.00

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                              $0.00

     2.   Series 2000-3 Allocable Principal
          Collections:                                                  $0.00

     3.   Principal Allocation Percentage of
          Series 2000-3 Allocable Principal
          Collections:                                                  $0.00

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                          $0.00

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-3:                            $0.00

     7.   Other amounts Treated as Available Principal
          Collections:                                                  $0.00

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                       $0.00

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                                     N/A

     2.   Required Collateral Invested Amount:                            N/A

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     4.   Treated as Shared Principal Collections:                        N/A

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                    $0.00

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     3.   Principal Distribution:                                       $0.00

     4.   Treated as Shared Principal Collections:                      $0.00

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-3

     1.   Excess Spread:                                                $0.00
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                      $0.00
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                       $0.00
     9.   Applied to unpaid Monthly Servicing Fee:                      $0.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                              $0.00
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                                      $0.00

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                     N\A
          b.   Prior Monthly Period                                       N\A
          c.   Second Prior Monthly Period                                N\A

     2.   Three Month Average Base Rate                                   N\A

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                     N\A
          b.   Prior Monthly Period                                       N\A
          c.   Second Prior Monthly Period                                N\A

     4.   Three Month Average Series Adjusted Portfolio Yield             N\A



XI. Series 2000-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series            Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations           Interest               Interest
----------------------------------                     -----------         ---------------         -----------
Beginning Invested /Transferor Amount             1,646,834,113.97       1,212,122,000.00       434,712,113.97
Beginning Adjusted Invested Amount                             N/A       1,212,122,000.00                  N/A
Floating Allocation Percentage                                 N/A               73.6032%             26.3968%
Principal Allocation Percentage                                N/A               73.6032%             26.3968%
Collections of Finance Chg. Receivables              27,383,941.21          20,161,700.93         7,228,494.28
Collections of Principal Receivables                404,970,329.13         298,070,972.12       106,899,357.00
Defaulted Amount                                      6,515,649.15           4,795,723.88         1,719,925.27

Ending Invested / Transferor Amounts              1,661,494,825.54       1,212,122,000.00       449,372,825.54


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                     Class A                Class B            Interest                Total
--------------------------------------                     -------                -------           ----------               ------

Principal Funding Account                                     0.00                   0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                   0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                   0.00                 0.00                0.00
Available Reserve Account Amount                              0.00                   0.00                 0.00                0.00
Reserve Account Surplus                                       0.00                   0.00                 0.00                0.00

Coupon  April 15, 2005 to May 15, 2005                     3.1350%                3.3600%              3.4537%
Monthly Interest Due                                  2,699,583.33             280,566.53           342,469.25        3,322,619.11
Outstanding Monthly Interest Due                              0.00                   0.00                 0.00                0.00
Additional Interest Due                                       0.00                   0.00                 0.00                0.00
Total Interest Due                                    2,699,583.33             280,566.53           342,469.25        3,322,619.11
Investor Default Amount                               3,956,469.63             383,658.86           455,595.39        4,795,723.88
Investor Monthly Fees Due                             1,666,666.67             161,616.67           191,920.00        2,020,203.33
Investor Additional Amounts Due
Total Due                                             8,322,719.63             825,842.06           989,984.64       10,138,546.32

Reallocated Investor Finance Charge Collections                                                                      20,215,557.93
Interest and Principal Funding Investment Proceeds                                                                        6,254.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           15.4839%
Base Rate                                                                                                                  5.1899%
Excess Spread Percentage                                                                                                   9.9824%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions               Class A                Class B            Interest                Total
--------------------------------------------               -------                -------           ----------               -----

Beginning Certificates Balance                    1,000,000,000.00          96,970,000.00       115,152,000.00    1,212,122,000.00
Interest Distributions                                2,699,583.33             280,566.53           342,469.25        3,322,619.11
Interest Deposits - Interest Funding Account         (2,699,583.33)           (280,566.53)                0.00       (2,980,149.87)
Interest Funding Account Distributions                        0.00                   0.00                 0.00                0.00
Principal Deposits - Prin. Funding Account                    0.00                   0.00                 0.00                0.00
Principal Distributions                                       0.00                   0.00                 0.00                0.00
Total Distributions                                           0.00                   0.00           342,469.25          342,469.25
Ending Interest Funding Account Balance               5,399,166.67             561,133.07                 0.00        5,960,299.73
Ending Certificates Balance                       1,000,000,000.00          96,970,000.00       115,152,000.00    1,212,122,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $2.70

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $2.70

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $2.89

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $2.89

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $342,469.25

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $342,469.25

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds
          (Includes Int. Income from IFA):                     $16,678,918.91

          a.   Class A Monthly Interest:                        $2,699,583.33
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $3,956,469.63
          e.   Excess Spread:                                  $10,022,865.95

     2.   Class B Available Funds:                              $1,616,748.32

          a.   Class B Monthly Interest:                          $280,566.53
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                   $1,336,181.78

     3.   Collateral Available Funds:                           $1,919,890.71

          a.   Excess Spread:                                   $1,919,890.71

     4.   Total Excess Spread:                                 $13,278,938.44

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           73.6032%

     2.   Series 2000-4 Allocable Principal
          Collections:                                        $404,970,329.13

     3.   Principal Allocation Percentage of
          Series 2000-4 Allocable Principal
          Collections:                                        $298,070,972.12

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $298,070,972.12

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-4:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $4,795,723.88

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $302,866,696.00

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                         $115,152,000.00

     2.   Required Collateral Invested Amount:                $115,152,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $302,866,696.00

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-4

     1.   Excess Spread:                                       $13,278,938.44
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $383,658.86
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $342,469.25
     9.   Applied to unpaid Monthly Servicing Fee:              $2,020,203.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $455,595.39
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                             $10,077,011.61

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.1899%
          b.   Prior Monthly Period                                   5.1760%
          c.   Second Prior Monthly Period                            4.8879%

     2.   Three Month Average Base Rate                               5.0846%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                15.4839%
          b.   Prior Monthly Period                                  16.4722%
          c.   Second Prior Monthly Period                           15.9170%

     4.   Three Month Average Series Adjusted Portfolio Yield        15.9577%



XII. Series 2000-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series            Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations            Interest              Interest
----------------------------------                     -----------         --------------          -----------
Beginning Invested /Transferor Amount             1,070,440,407.85         787,878,000.00       282,562,407.85
Beginning Adjusted Invested Amount                             N/A         787,878,000.00                  N/A
Floating Allocation Percentage                                 N/A               73.6032%             26.3968%
Principal Allocation Percentage                                N/A               73.6032%             26.3968%
Collections of Finance Chg. Receivables              17,799,532.42          13,101,018.89         4,698,513.53
Collections of Principal Receivables                263,230,279.60         193,745,812.20        69,484,467.40
Defaulted Amount                                      4,235,164.96           3,117,215.38         1,117,949.58

Ending Invested / Transferor Amounts              1,079,969,854.65         787,878,000.00       292,091,854.65


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                     Class A                Class B            Interest                Total
--------------------------------------                     -------                -------           ----------               -----

Principal Funding Account                                     0.00                   0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                   0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                   0.00                 0.00                0.00
Available Reserve Account Amount                              0.00                   0.00                 0.00                0.00
Reserve Account Surplus                                       0.00                   0.00                 0.00                0.00

Coupon  April 15, 2005 to May 15, 2005                     3.0938%                3.3337%              3.4537%
Monthly Interest Due                                  1,731,640.63             180,942.06           222,602.63        2,135,185.31
Outstanding Monthly Interest Due                              0.00                   0.00                 0.00                0.00
Additional Interest Due                                       0.00                   0.00                 0.00                0.00
Total Interest Due                                    1,731,640.63             180,942.06           222,602.63        2,135,185.31
Investor Default Amount                               2,571,705.26             249,376.28           296,133.84        3,117,215.38
Investor Monthly Fees Due                             1,083,333.33             105,050.00           124,746.67        1,313,130.00
Investor Additional Amounts Due
Total Due                                             5,386,679.21             535,368.34           643,483.14        6,565,530.69

Reallocated Investor Finance Charge Collections                                                                      13,115,577.43
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           15.4398%
Base Rate                                                                                                                  5.1532%
Excess Spread Percentage                                                                                                   9.9762%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions               Class A                Class B            Interest                Total
--------------------------------------------               -------                -------           ----------               -----

Beginning Certificates Balance                      650,000,000.00          63,030,000.00        74,848,000.00      787,878,000.00
Interest Distributions                                1,731,640.63             180,942.06           222,602.63        2,135,185.31
Principal Deposits - Prin. Funding Account                    0.00                   0.00                 0.00                0.00
Principal Distributions                                       0.00                   0.00                 0.00                0.00
Total Distributions                                   1,731,640.63             180,942.06           222,602.63        2,135,185.31
Ending Certificates Balance                         650,000,000.00          63,030,000.00        74,848,000.00      787,878,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $2.66

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $2.66

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $2.87

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $2.87

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $222,602.63

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $222,602.63

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $10,820,362.20

          a.   Class A Monthly Interest:                        $1,731,640.63
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $2,571,705.26
          e.   Excess Spread:                                   $6,517,016.32

     2.   Class B Available Funds:                              $1,049,242.20

          a.   Class B Monthly Interest:                          $180,942.06
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $868,300.14

     3.   Collateral Available Funds:                           $1,245,973.03

          a.   Excess Spread:                                   $1,245,973.03

     4.   Total Excess Spread:                                  $8,631,289.49

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           73.6032%

     2.   Series 2000-5 Allocable Principal
          Collections:                                        $263,230,279.60

     3.   Principal Allocation Percentage of
          Series 2000-5 Allocable Principal
          Collections:                                        $193,745,812.20

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $193,745,812.20

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-5:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $3,117,215.38

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $196,863,027.58

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $74,848,000.00

     2.   Required Collateral Invested Amount:                 $74,848,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $196,863,027.58

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-5

     1.   Excess Spread:                                        $8,631,289.49
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $249,376.28
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $222,602.63
     9.   Applied to unpaid Monthly Servicing Fee:              $1,313,130.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $296,133.84
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $6,550,046.74

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.1532%
          b.   Prior Monthly Period                                   5.0075%
          c.   Second Prior Monthly Period                            4.9947%

     2.   Three Month Average Base Rate                               5.0518%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                15.4398%
          b.   Prior Monthly Period                                  16.2920%
          c.   Second Prior Monthly Period                           16.0074%

     4.   Three Month Average Series Adjusted Portfolio Yield        15.9131%



XIII. Series 2001-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series            Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations            Interest               Interest
----------------------------------                     -----------         --------------          -----------
Beginning Invested /Transferor Amount             1,018,977,945.69         750,000,000.00       268,977,945.69
Beginning Adjusted Invested Amount                             N/A         750,000,000.00                  N/A
Floating Allocation Percentage                                 N/A               73.6032%             26.3968%
Principal Allocation Percentage                                N/A               73.6032%             26.3968%
Collections of Finance Chg. Receivables              16,943,802.61          12,471,174.68         4,472,627.93
Collections of Principal Receivables                250,575,228.27         184,431,294.12        66,143,934.15
Defaulted Amount                                      4,031,555.29           2,967,352.22         1,064,203.07

Ending Invested / Transferor Amounts              1,028,049,255.07         750,000,000.00       278,049,255.07


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                     Class A                Class B             Interest               Total
--------------------------------------                     -------                -------            ----------              -----

Principal Funding Account                                     0.00                   0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                   0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                   0.00                 0.00                0.00
Available Reserve Account Amount                              0.00                   0.00                 0.00                0.00
Reserve Account Surplus                                       0.00                   0.00                 0.00                0.00

Coupon  April 15, 2005 to May 15, 2005                     3.0938%                3.3737%              3.4537%
Monthly Interest Due                                  1,648,388.67             174,310.42           211,901.95        2,034,601.04
Outstanding Monthly Interest Due                              0.00                   0.00                 0.00                0.00
Additional Interest Due                                       0.00                   0.00                 0.00                0.00
Total Interest Due                                    1,648,388.67             174,310.42           211,901.95        2,034,601.04
Investor Default Amount                               2,448,065.58             237,388.18           281,898.46        2,967,352.22
Investor Monthly Fees Due                             1,031,250.00             100,000.00           118,750.00        1,250,000.00
Investor Additional Amounts Due
Total Due                                             5,127,704.25             511,698.59           612,550.41        6,251,953.26

Reallocated Investor Finance Charge Collections                                                                      12,487,100.14
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           15.4432%
Base Rate                                                                                                                  5.1565%
Excess Spread Percentage                                                                                                   9.9762%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions               Class A                Class B            Interest                Total
--------------------------------------------               -------                -------           ----------               -----

Beginning Certificates Balance                      618,750,000.00          60,000,000.00        71,250,000.00      750,000,000.00
Interest Distributions                                1,648,388.67             174,310.42           211,901.95        2,034,601.04
Principal Deposits - Prin. Funding Account                    0.00                   0.00                 0.00                0.00
Principal Distributions                                       0.00                   0.00                 0.00                0.00
Total Distributions                                   1,648,388.67             174,310.42           211,901.95        2,034,601.04
Ending Certificates Balance                         618,750,000.00          60,000,000.00        71,250,000.00      750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $2.66

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $2.66

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $2.91

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $2.91

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $211,901.95

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $211,901.95

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $10,301,857.62

          a.   Class A Monthly Interest:                        $1,648,388.67
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $2,448,065.58
          e.   Excess Spread:                                   $6,205,403.36

     2.   Class B Available Funds:                                $998,968.01

          a.   Class B Monthly Interest:                          $174,310.42
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $824,657.59

     3.   Collateral Available Funds:                           $1,186,274.51

          a.   Excess Spread:                                   $1,186,274.51

     4.   Total Excess Spread:                                  $8,216,335.47

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           73.6032%

     2.   Series 2001-1 Allocable Principal
          Collections:                                        $250,575,228.27

     3.   Principal Allocation Percentage of
          Series 2001-1 Allocable Principal
          Collections:                                        $184,431,294.12

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $184,431,294.12

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-1:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $2,967,352.22

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $187,398,646.34

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $71,250,000.00

     2.   Required Collateral Invested Amount:                 $71,250,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $187,398,646.34

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-1

     1.   Excess Spread:                                        $8,216,335.47
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $237,388.18
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $211,901.95
     9.   Applied to unpaid Monthly Servicing Fee:              $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $281,898.46
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $6,235,146.88

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.1565%
          b.   Prior Monthly Period                                   5.0107%
          c.   Second Prior Monthly Period                            4.9979%

     2.   Three Month Average Base Rate                               5.0550%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                15.4431%
          b.   Prior Monthly Period                                  16.2955%
          c.   Second Prior Monthly Period                           16.0104%

     4.   Three Month Average Series Adjusted Portfolio Yield        15.9164%



XIV. Series 2001-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series            Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations             Interest             Interest
----------------------------------                     -----------         --------------          -----------
Beginning Invested /Transferor Amount               339,659,315.23         250,000,000.00        89,659,315.23
Beginning Adjusted Invested Amount                             N/A         250,000,000.00                  N/A
Floating Allocation Percentage                                 N/A               73.6032%             26.3968%
Principal Allocation Percentage                                N/A               73.6032%             26.3968%
Collections of Finance Chg. Receivables               5,647,934.20           4,157,058.23         1,490,875.98
Collections of Principal Receivables                 83,525,076.09          61,477,098.04        22,047,978.05
Defaulted Amount                                      1,343,851.76             989,117.41           354,734.36

Ending Invested / Transferor Amounts                342,683,085.02         250,000,000.00        92,683,085.02


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                     Class A                Class B            Interest                Total
--------------------------------------                     -------                -------           ----------               -----

Principal Funding Account                                     0.00                   0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                   0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                   0.00                 0.00                0.00
Available Reserve Account Amount                              0.00                   0.00                 0.00                0.00
Reserve Account Surplus                                       0.00                   0.00                 0.00                0.00

Coupon  April 15, 2005 to May 15, 2005                     5.5300%                5.8300%              3.8038%
Monthly Interest Due                                    996,552.08              72,875.00            61,414.71        1,130,841.80
Outstanding Monthly Interest Due                              0.00                   0.00                 0.00                0.00
Additional Interest Due                                       0.00                   0.00                 0.00                0.00
Total Interest Due                                      996,552.08              72,875.00            61,414.71        1,130,841.80
Investor Default Amount                                 855,586.56              59,347.04            74,183.81          989,117.41
Investor Monthly Fees Due                               360,416.67              25,000.00            31,250.00          416,666.67
Investor Additional Amounts Due
Total Due                                             2,212,555.31             157,222.04           166,848.52        2,536,625.87

Reallocated Investor Finance Charge Collections                                                                       4,578,654.55
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           17.4691%
Base Rate                                                                                                                  7.2883%
Excess Spread Percentage                                                                                                   9.8017%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions               Class A                Class B            Interest                Total
--------------------------------------------               -------                -------           ----------               -----

Beginning Certificates Balance                      216,250,000.00          15,000,000.00        18,750,000.00      250,000,000.00
Interest Distributions                                  996,552.08              72,875.00            61,414.71        1,130,841.80
Principal Deposits - Prin. Funding Account                    0.00                   0.00                 0.00                0.00
Principal Distributions                                       0.00                   0.00                 0.00                0.00
Total Distributions                                     996,552.08              72,875.00            61,414.71        1,130,841.80
Ending Certificates Balance                         216,250,000.00          15,000,000.00        18,750,000.00      250,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $4.61

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $4.61

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $4.86

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $4.86

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $61,414.71

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $61,414.71

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $3,960,536.18

          a.   Class A Monthly Interest:                          $996,552.08
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):      $855,586.56
          e.   Excess Spread:                                   $2,108,397.54

     2.   Class B Available Funds:                                $274,719.27

          a.   Class B Monthly Interest:                           $72,875.00
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $201,844.27

     3.   Collateral Available Funds:                             $343,399.09

          a.   Excess Spread:                                     $343,399.09

     4.   Total Excess Spread:                                  $2,653,640.91

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           73.6032%

     2.   Series 2001-2 Allocable Principal
          Collections:                                         $83,525,076.09

     3.   Principal Allocation Percentage of
          Series 2001-2 Allocable Principal
          Collections:                                         $61,477,098.04

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                 $61,477,098.04

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-2:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                            $989,117.41

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $62,466,215.45

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $18,750,000.00

     2.   Required Collateral Invested Amount:                 $18,750,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:             $62,466,215.45

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-2

     1.   Excess Spread:                                        $2,653,640.91
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                 $59,347.04
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                  $61,414.71
     9.   Applied to unpaid Monthly Servicing Fee:                $416,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $74,183.81
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $2,042,028.68

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 7.2883%
          b.   Prior Monthly Period                                   7.2773%
          c.   Second Prior Monthly Period                            8.0105%

     2.   Three Month Average Base Rate                               7.5254%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                17.4691%
          b.   Prior Monthly Period                                  18.3464%
          c.   Second Prior Monthly Period                           18.0362%

     4.   Three Month Average Series Adjusted Portfolio Yield        17.9506%



XV. Series 2001-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series            Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations            Interest               Interest
----------------------------------                     -----------         --------------           ----------
Beginning Invested /Transferor Amount             1,018,977,945.69         750,000,000.00       268,977,945.69
Beginning Adjusted Invested Amount                             N/A         750,000,000.00                  N/A
Floating Allocation Percentage                                 N/A               73.6032%             26.3968%
Principal Allocation Percentage                                N/A               73.6032%             26.3968%
Collections of Finance Chg. Receivables              16,943,802.61          12,471,174.68         4,472,627.93
Collections of Principal Receivables                250,575,228.27         184,431,294.12        66,143,934.15
Defaulted Amount                                      4,031,555.29           2,967,352.22         1,064,203.07

Ending Invested / Transferor Amounts              1,028,049,255.07         750,000,000.00       278,049,255.07


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                     Class A                Class B            Interest                Total
--------------------------------------                     -------                -------           ----------               -----

Principal Funding Account                                     0.00                   0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                   0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                   0.00                 0.00                0.00
Available Reserve Account Amount                              0.00                   0.00                 0.00                0.00
Reserve Account Surplus                                       0.00                   0.00                 0.00                0.00

Coupon  April 15, 2005 to May 15, 2005                     3.0837%                3.3337%              3.4537%
Monthly Interest Due                                  1,643,060.55             172,243.75           211,901.95        2,027,206.25
Outstanding Monthly Interest Due                              0.00                   0.00                 0.00                0.00
Additional Interest Due                                       0.00                   0.00                 0.00                0.00
Total Interest Due                                    1,643,060.55             172,243.75           211,901.95        2,027,206.25
Investor Default Amount                               2,448,065.58             237,388.18           281,898.46        2,967,352.22
Investor Monthly Fees Due                             1,031,250.00             100,000.00           118,750.00        1,250,000.00
Investor Additional Amounts Due
Total Due                                             5,122,376.13             509,631.93           612,550.41        6,244,558.47

Reallocated Investor Finance Charge Collections                                                                      12,479,705.35
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           15.4312%
Base Rate                                                                                                                  5.1449%
Excess Spread Percentage                                                                                                   9.9762%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions               Class A                Class B            Interest                Total
--------------------------------------------               -------                -------           ----------               -----

Beginning Certificates Balance                      618,750,000.00          60,000,000.00        71,250,000.00      750,000,000.00
Interest Distributions                                1,643,060.55             172,243.75           211,901.95        2,027,206.25
Principal Deposits - Prin. Funding Account                    0.00                   0.00                 0.00                0.00
Principal Distributions                                       0.00                   0.00                 0.00                0.00
Total Distributions                                   1,643,060.55             172,243.75           211,901.95        2,027,206.25
Ending Certificates Balance                         618,750,000.00          60,000,000.00        71,250,000.00      750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $2.66

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $2.66

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $2.87

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $2.87

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $211,901.95

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $211,901.95

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $10,295,756.91

          a.   Class A Monthly Interest:                        $1,643,060.55
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $2,448,065.58
          e.   Excess Spread:                                   $6,204,630.79

     2.   Class B Available Funds:                                $998,376.43

          a.   Class B Monthly Interest:                          $172,243.75
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $826,132.68

     3.   Collateral Available Funds:                           $1,185,572.01

          a.   Excess Spread:                                   $1,185,572.01

     4.   Total Excess Spread:                                  $8,216,335.47

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           73.6032%

     2.   Series 2001-3 Allocable Principal
          Collections:                                        $250,575,228.27

     3.   Principal Allocation Percentage of
          Series 2001-3 Allocable Principal
          Collections:                                        $184,431,294.12

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $184,431,294.12

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-3                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $2,967,352.22

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $187,398,646.34

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $71,250,000.00

     2.   Required Collateral Invested Amount:                 $71,250,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $187,398,646.34

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-3

     1.   Excess Spread:                                        $8,216,335.47
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $237,388.18
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $211,901.95
     9.   Applied to unpaid Monthly Servicing Fee:              $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $281,898.46
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $6,235,146.88

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.1449%
          b.   Prior Monthly Period                                   4.9991%
          c.   Second Prior Monthly Period                            4.9863%

     2.   Three Month Average Base Rate                               5.0434%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                15.4312%
          b.   Prior Monthly Period                                  16.2831%
          c.   Second Prior Monthly Period                           15.9996%

     4.   Three Month Average Series Adjusted Portfolio Yield        15.9046%



XVI. Series 2001-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series            Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations           Interest               Interest
----------------------------------                     -----------          -------------          -----------
Beginning Invested /Transferor Amount               985,012,014.16         725,000,000.00       260,012,014.16
Beginning Adjusted Invested Amount                             N/A         725,000,000.00                  N/A
Floating Allocation Percentage                                 N/A               73.6032%             26.3968%
Principal Allocation Percentage                                N/A               73.6032%             26.3968%
Collections of Finance Chg. Receivables              16,379,009.19          12,055,468.86         4,323,540.33
Collections of Principal Receivables                242,222,720.66         178,283,584.32        63,939,136.35
Defaulted Amount                                      3,897,170.11           2,868,440.48         1,028,729.64

Ending Invested / Transferor Amounts                993,780,946.57         725,000,000.00       268,780,946.57


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                     Class A                Class B            Interest                Total
--------------------------------------                     -------                -------           ----------               -----

Principal Funding Account                                     0.00                   0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                   0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                   0.00                 0.00                0.00
Available Reserve Account Amount                              0.00                   0.00                 0.00                0.00
Reserve Account Surplus                                       0.00                   0.00                 0.00                0.00

Coupon  April 15, 2005 to May 15, 2005                     3.0837%                3.3337%              3.4537%
Monthly Interest Due                                  1,588,291.86             166,502.29           204,838.55        1,959,632.71
Outstanding Monthly Interest Due                              0.00                   0.00                 0.00                0.00
Additional Interest Due                                       0.00                   0.00                 0.00                0.00
Total Interest Due                                    1,588,291.86             166,502.29           204,838.55        1,959,632.71
Investor Default Amount                               2,366,463.39             229,475.24           272,501.85        2,868,440.48
Investor Monthly Fees Due                               996,875.00              96,666.67           114,791.67        1,208,333.33
Investor Additional Amounts Due
Total Due                                             4,951,630.26             492,644.20           592,132.07        6,036,406.52

Reallocated Investor Finance Charge Collections                                                                      12,063,715.17
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           15.4312%
Base Rate                                                                                                                  5.1449%
Excess Spread Percentage                                                                                                   9.9762%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions               Class A                Class B            Interest                Total
--------------------------------------------               -------                -------           ----------               -----

Beginning Certificates Balance                      598,125,000.00          58,000,000.00        68,875,000.00      725,000,000.00
Interest Distributions                                1,588,291.86             166,502.29           204,838.55        1,959,632.71
Principal Deposits - Prin. Funding Account                    0.00                   0.00                 0.00                0.00
Principal Distributions                                       0.00                   0.00                 0.00                0.00
Total Distributions                                   1,588,291.86             166,502.29           204,838.55        1,959,632.71
Ending Certificates Balance                         598,125,000.00          58,000,000.00        68,875,000.00      725,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $2.66

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $2.66

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $2.87

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $2.87

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $204,838.55

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $204,838.55

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $9,952,565.02

          a.   Class A Monthly Interest:                        $1,588,291.86
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $2,366,463.39
          e.   Excess Spread:                                   $5,997,809.76

     2.   Class B Available Funds:                                $965,097.21

          a.   Class B Monthly Interest:                          $166,502.29
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $798,594.92

     3.   Collateral Available Funds:                           $1,146,052.94

          a.   Excess Spread:                                   $1,146,052.94

     4.   Total Excess Spread:                                  $7,942,457.62

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           73.6032%

     2.   Series 2001-4 Allocable Principal
          Collections:                                        $242,222,720.66

     3.   Principal Allocation Percentage of
          Series 2001-4 Allocable Principal
          Collections:                                        $178,283,584.32

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $178,283,584.32

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-4                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $2,868,440.48

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $181,152,024.80

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $68,875,000.00

     2.   Required Collateral Invested Amount:                 $68,875,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $181,152,024.80

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-4

     1.   Excess Spread:                                        $7,942,457.62
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $229,475.24
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $204,838.55
     9.   Applied to unpaid Monthly Servicing Fee:              $1,208,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $272,501.85
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $6,027,308.65

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.1449%
          b.   Prior Monthly Period                                   4.9991%
          c.   Second Prior Monthly Period                            4.9863%

     2.   Three Month Average Base Rate                               5.0434%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                15.4312%
          b.   Prior Monthly Period                                  16.2831%
          c.   Second Prior Monthly Period                           15.9996%

     4.   Three Month Average Series Adjusted Portfolio Yield        15.9046%



XVII. Series 2001-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series            Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations            Interest              Interest
----------------------------------                     -----------         --------------          -----------
Beginning Invested /Transferor Amount               679,318,630.46         500,000,000.00       179,318,630.46
Beginning Adjusted Invested Amount                             N/A         500,000,000.00                  N/A
Floating Allocation Percentage                                 N/A               73.6032%             26.3968%
Principal Allocation Percentage                                N/A               73.6032%             26.3968%
Collections of Finance Chg. Receivables              11,295,868.41           8,314,116.45         2,981,751.95
Collections of Principal Receivables                167,050,152.18         122,954,196.08        44,095,956.10
Defaulted Amount                                      2,687,703.53           1,978,234.81           709,468.71

Ending Invested / Transferor Amounts                685,366,170.05         500,000,000.00       185,366,170.05


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                     Class A                Class B             Interest               Total
--------------------------------------                     -------                -------           -----------              ------

Principal Funding Account                                     0.00                   0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                   0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                   0.00                 0.00                0.00
Available Reserve Account Amount                              0.00                   0.00                 0.00                0.00
Reserve Account Surplus                                       0.00                   0.00                 0.00                0.00

Coupon  April 15, 2005 to May 15, 2005                     3.1338%                3.4038%              3.4537%
Monthly Interest Due                                  1,113,134.11             117,240.28           141,267.97        1,371,642.36
Outstanding Monthly Interest Due                              0.00                   0.00                 0.00                0.00
Additional Interest Due                                       0.00                   0.00                 0.00                0.00
Total Interest Due                                    1,113,134.11             117,240.28           141,267.97        1,371,642.36
Investor Default Amount                               1,632,043.72             158,258.79           187,932.31        1,978,234.81
Investor Monthly Fees Due                               687,500.00              66,666.67            79,166.67          833,333.33
Investor Additional Amounts Due
Total Due                                             3,432,677.84             342,165.73           408,366.94        4,183,210.51

Reallocated Investor Finance Charge Collections                                                                       8,339,975.09
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           15.4802%
Base Rate                                                                                                                  5.1924%
Excess Spread Percentage                                                                                                   9.9762%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions               Class A                Class B            Interest                Total
--------------------------------------------               -------                -------           ----------               -----

Beginning Certificates Balance                      412,500,000.00          40,000,000.00        47,500,000.00      500,000,000.00
Interest Distributions                                1,113,134.11             117,240.28           141,267.97        1,371,642.36
Principal Deposits - Prin. Funding Account                    0.00                   0.00                 0.00                0.00
Principal Distributions                                       0.00                   0.00                 0.00                0.00
Total Distributions                                   1,113,134.11             117,240.28           141,267.97        1,371,642.36
Ending Certificates Balance                         412,500,000.00          40,000,000.00        47,500,000.00      500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $2.70

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $2.70

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $2.93

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $2.93

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $141,267.97

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $141,267.97

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $6,880,479.45

          a.   Class A Monthly Interest:                        $1,113,134.11
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $1,632,043.72
          e.   Excess Spread:                                   $4,135,301.62

     2.   Class B Available Funds:                                $667,198.01

          a.   Class B Monthly Interest:                          $117,240.28
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $549,957.73

     3.   Collateral Available Funds:                             $792,297.63

          a.   Excess Spread:                                     $792,297.63

     4.   Total Excess Spread:                                  $5,477,556.98

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           73.6032%

     2.   Series 2001-5 Allocable Principal
          Collections:                                        $167,050,152.18

     3.   Principal Allocation Percentage of
          Series 2001-5 Allocable Principal
          Collections:                                        $122,954,196.08

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $122,954,196.08

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-5                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $1,978,234.81

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $124,932,430.89

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $47,500,000.00

     2.   Required Collateral Invested Amount:                 $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $124,932,430.89

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-5

     1.   Excess Spread:                                        $5,477,556.98
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $158,258.79
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $141,267.97
     9.   Applied to unpaid Monthly Servicing Fee:                $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $187,932.31
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $4,156,764.59

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.1924%
          b.   Prior Monthly Period                                   5.0466%
          c.   Second Prior Monthly Period                            5.0338%

     2.   Three Month Average Base Rate                               5.0909%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                15.4802%
          b.   Prior Monthly Period                                  16.3338%
          c.   Second Prior Monthly Period                           16.0439%

     4.   Three Month Average Series Adjusted Portfolio Yield        15.9527%



XVIII. Series 2001-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series            Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations           Interest                Interest
----------------------------------                     -----------         ---------------         -----------
Beginning Invested /Transferor Amount               951,046,082.64         700,000,000.00       251,046,082.64
Beginning Adjusted Invested Amount                             N/A         700,000,000.00                  N/A
Floating Allocation Percentage                                 N/A               73.6032%             26.3968%
Principal Allocation Percentage                                N/A               73.6032%             26.3968%
Collections of Finance Chg. Receivables              15,814,215.77          11,639,763.04         4,174,452.73
Collections of Principal Receivables                233,870,213.05         172,135,874.51        61,734,338.54
Defaulted Amount                                      3,762,784.94           2,769,528.74           993,256.20

Ending Invested / Transferor Amounts                959,512,638.07         700,000,000.00       259,512,638.07


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                     Class A                Class B            Interest                Total
--------------------------------------                     -------                -------           ----------               -----

Principal Funding Account                                     0.00                   0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                   0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                   0.00                 0.00                0.00
Available Reserve Account Amount                              0.00                   0.00                 0.00                0.00
Reserve Account Surplus                                       0.00                   0.00                 0.00                0.00

Coupon  April 15, 2005 to May 15, 2005                     3.0738%                3.3038%              3.4537%
Monthly Interest Due                                  1,528,550.26             159,314.17           197,775.16        1,885,639.58
Outstanding Monthly Interest Due                              0.00                   0.00                 0.00                0.00
Additional Interest Due                                       0.00                   0.00                 0.00                0.00
Total Interest Due                                    1,528,550.26             159,314.17           197,775.16        1,885,639.58
Investor Default Amount                               2,284,861.21             221,562.30           263,105.23        2,769,528.74
Investor Monthly Fees Due                               962,500.00              93,333.33           110,833.33        1,166,666.67
Investor Additional Amounts Due
Total Due                                             4,775,911.47             474,209.80           571,713.72        5,821,834.99

Reallocated Investor Finance Charge Collections                                                                      11,641,305.41
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           15.4200%
Base Rate                                                                                                                  5.1341%
Excess Spread Percentage                                                                                                   9.9762%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions               Class A                Class B            Interest                Total
--------------------------------------------               -------                -------           ----------               -----

Beginning Certificates Balance                      577,500,000.00          56,000,000.00        66,500,000.00      700,000,000.00
Interest Distributions                                1,528,550.26             159,314.17           197,775.16        1,885,639.58
Principal Deposits - Prin. Funding Account                    0.00                   0.00                 0.00                0.00
Principal Distributions                                       0.00                   0.00                 0.00                0.00
Total Distributions                                   1,528,550.26             159,314.17           197,775.16        1,885,639.58
Ending Certificates Balance                         577,500,000.00          56,000,000.00        66,500,000.00      700,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $2.65

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $2.65

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $2.84

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $2.84

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $197,775.16

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $197,775.16

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $9,604,076.96

          a.   Class A Monthly Interest:                        $1,528,550.26
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $2,284,861.21
          e.   Excess Spread:                                   $5,790,665.49

     2.   Class B Available Funds:                                $931,304.43

          a.   Class B Monthly Interest:                          $159,314.17
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $771,990.27

     3.   Collateral Available Funds:                           $1,105,924.01

          a.   Excess Spread:                                   $1,105,924.01

     4.   Total Excess Spread:                                  $7,668,579.77

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           73.6032%

     2.   Series 2001-6 Allocable Principal
          Collections:                                        $233,870,213.05

     3.   Principal Allocation Percentage of
          Series 2001-6 Allocable Principal
          Collections:                                        $172,135,874.51

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $172,135,874.51

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-6                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $2,769,528.74

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $174,905,403.25

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $66,500,000.00

     2.   Required Collateral Invested Amount:                 $66,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $174,905,403.25

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-6

     1.   Excess Spread:                                        $7,668,579.77
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $221,562.30
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $197,775.16
     9.   Applied to unpaid Monthly Servicing Fee:              $1,166,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $263,105.23
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $5,819,470.42

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.1341%
          b.   Prior Monthly Period                                   4.9883%
          c.   Second Prior Monthly Period                            4.9755%

     2.   Three Month Average Base Rate                               5.0326%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                15.4200%
          b.   Prior Monthly Period                                  16.2715%
          c.   Second Prior Monthly Period                           15.9895%

     4.   Three Month Average Series Adjusted Portfolio Yield        15.8937%



XIX. Series 2001-7 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series            Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations           Interest               Interest
-----------------------------------                    -----------         --------------          -----------
Beginning Invested /Transferor Amount               883,114,219.59         650,000,000.00       233,114,219.59
Beginning Adjusted Invested Amount                             N/A         650,000,000.00                  N/A
Floating Allocation Percentage                                 N/A               73.6032%             26.3968%
Principal Allocation Percentage                                N/A               73.6032%             26.3968%
Collections of Finance Chg. Receivables              14,684,628.93          10,808,351.39         3,876,277.54
Collections of Principal Receivables                217,165,197.84         159,840,454.91        57,324,742.93
Defaulted Amount                                      3,494,014.59           2,571,705.26           922,309.33

Ending Invested / Transferor Amounts                890,976,021.06         650,000,000.00       240,976,021.06


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                     Class A                Class B            Interest                Total
--------------------------------------                     -------                -------           ----------               -----

Principal Funding Account                                     0.00                   0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                   0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                   0.00                 0.00                0.00
Available Reserve Account Amount                              0.00                   0.00                 0.00                0.00
Reserve Account Surplus                                       0.00                   0.00                 0.00                0.00

Coupon  April 15, 2005 to May 15, 2005                     3.0738%                3.3137%              3.4537%
Monthly Interest Due                                  1,419,368.10             148,382.36           183,648.36        1,751,398.82
Outstanding Monthly Interest Due                              0.00                   0.00                 0.00                0.00
Additional Interest Due                                       0.00                   0.00                 0.00                0.00
Total Interest Due                                    1,419,368.10             148,382.36           183,648.36        1,751,398.82
Investor Default Amount                               2,121,656.84             205,736.42           244,312.00        2,571,705.26
Investor Monthly Fees Due                               893,750.00              86,666.67           102,916.67        1,083,333.33
Investor Additional Amounts Due
Total Due                                             4,434,774.94             440,785.45           530,877.03        5,406,437.41

Reallocated Investor Finance Charge Collections                                                                      10,810,231.37
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           15.4208%
Base Rate                                                                                                                  5.1349%
Excess Spread Percentage                                                                                                   9.9762%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions               Class A                Class B            Interest                Total
--------------------------------------------               -------                -------           ----------               -----

Beginning Certificates Balance                      536,250,000.00          52,000,000.00        61,750,000.00      650,000,000.00
Interest Distributions                                1,419,368.10             148,382.36           183,648.36        1,751,398.82
Principal Deposits - Prin. Funding Account                    0.00                   0.00                 0.00                0.00
Principal Distributions                                       0.00                   0.00                 0.00                0.00
Total Distributions                                   1,419,368.10             148,382.36           183,648.36        1,751,398.82
Ending Certificates Balance                         536,250,000.00          52,000,000.00        61,750,000.00      650,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $2.65

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $2.65

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $2.85

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $2.85

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $183,648.36

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $183,648.36

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $8,918,440.88

          a.   Class A Monthly Interest:                        $1,419,368.10
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $2,121,656.84
          e.   Excess Spread:                                   $5,377,415.95

     2.   Class B Available Funds:                                $864,818.51

          a.   Class B Monthly Interest:                          $148,382.36
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $716,436.15

     3.   Collateral Available Funds:                           $1,026,971.98

          a.   Excess Spread:                                   $1,026,971.98

     4.   Total Excess Spread:                                  $7,120,824.08

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           73.6032%

     2.   Series 2001-7 Allocable Principal
          Collections:                                        $217,165,197.84

     3.   Principal Allocation Percentage of
          Series 2001-7 Allocable Principal
          Collections:                                        $159,840,454.91

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $159,840,454.91

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-7                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $2,571,705.26

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $162,412,160.16

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $61,750,000.00

     2.   Required Collateral Invested Amount:                 $61,750,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $162,412,160.16

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-7

     1.   Excess Spread:                                        $7,120,824.08
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $205,736.42
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $183,648.36
     9.   Applied to unpaid Monthly Servicing Fee:              $1,083,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $244,312.00
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $5,403,793.96

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.1349%
          b.   Prior Monthly Period                                   4.9891%
          c.   Second Prior Monthly Period                            4.9763%

     2.   Three Month Average Base Rate                               5.0334%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                15.4208%
          b.   Prior Monthly Period                                  16.2724%
          c.   Second Prior Monthly Period                           15.9903%

     4.   Three Month Average Series Adjusted Portfolio Yield        15.8945%



XX. Series 2002-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series           Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations            Interest               Interest
----------------------------------                     -----------         ---------------         -----------
Beginning Invested /Transferor Amount             1,249,946,280.04         920,000,000.00       329,946,280.04
Beginning Adjusted Invested Amount                             N/A         920,000,000.00                  N/A
Floating Allocation Percentage                                 N/A               73.6032%             26.3968%
Principal Allocation Percentage                                N/A               73.6032%             26.3968%
Collections of Finance Chg. Receivables              20,784,397.87          15,297,974.28         5,486,423.59
Collections of Principal Receivables                307,372,280.01         226,235,720.79        81,136,559.22
Defaulted Amount                                      4,945,374.49           3,639,952.06         1,305,422.44

Ending Invested / Transferor Amounts              1,261,073,752.89         920,000,000.00       341,073,752.89


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                     Class A                Class B            Interest                Total
--------------------------------------                     -------                -------           ----------               -----

Principal Funding Account                                     0.00                   0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                   0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                   0.00                 0.00                0.00
Available Reserve Account Amount                              0.00                   0.00                 0.00                0.00
Reserve Account Surplus                                       0.00                   0.00                 0.00                0.00

Coupon  April 15, 2005 to May 15, 2005                     3.0637%                3.3537%              3.4537%
Monthly Interest Due                                  2,002,415.94             212,553.22           259,933.06        2,474,902.22
Outstanding Monthly Interest Due                              0.00                   0.00                 0.00                0.00
Additional Interest Due                                       0.00                   0.00                 0.00                0.00
Total Interest Due                                    2,002,415.94             212,553.22           259,933.06        2,474,902.22
Investor Default Amount                               3,002,960.45             291,196.16           345,795.45        3,639,952.06
Investor Monthly Fees Due                             1,265,000.00             122,666.67           145,666.67        1,533,333.33
Investor Additional Amounts Due
Total Due                                             6,270,376.38             626,416.05           751,395.17        7,648,187.61

Reallocated Investor Finance Charge Collections                                                                      15,296,634.45
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           15.4155%
Base Rate                                                                                                                  5.1298%
Excess Spread Percentage                                                                                                   9.9762%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions               Class A                Class B             Interest               Total
--------------------------------------------               -------                -------           ----------               -----

Beginning Certificates Balance                      759,000,000.00          73,600,000.00        87,400,000.00      920,000,000.00
Interest Distributions                                2,002,415.94             212,553.22           259,933.06        2,474,902.22
Principal Deposits - Prin. Funding Account                    0.00                   0.00                 0.00                0.00
Principal Distributions                                       0.00                   0.00                 0.00                0.00
Total Distributions                                   2,002,415.94             212,553.22           259,933.06        2,474,902.22
Ending Certificates Balance                         759,000,000.00          73,600,000.00        87,400,000.00      920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $2.64

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $2.64

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $2.89

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $2.89

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $259,933.06

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $259,933.06

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $12,619,723.42

          a.   Class A Monthly Interest:                        $2,002,415.94
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $3,002,960.45
          e.   Excess Spread:                                   $7,614,347.04

     2.   Class B Available Funds:                              $1,223,730.76

          a.   Class B Monthly Interest:                          $212,553.22
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                   $1,011,177.53

     3.   Collateral Available Funds:                           $1,453,180.27

          a.   Excess Spread:                                   $1,453,180.27

     4.   Total Excess Spread:                                 $10,078,704.85

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           73.6032%

     2.   Series 2002-1 Allocable Principal
          Collections:                                        $307,372,280.01

     3.   Principal Allocation Percentage of
          Series 2002-1 Allocable Principal
          Collections:                                        $226,235,720.79

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $226,235,720.79

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-1                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $3,639,952.06

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $229,875,672.84

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $87,400,000.00

     2.   Required Collateral Invested Amount:                 $87,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $229,875,672.84

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-1

     1.   Excess Spread:                                       $10,078,704.85
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $291,196.16
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $259,933.06
     9.   Applied to unpaid Monthly Servicing Fee:              $1,533,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $345,795.45
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $7,648,446.84

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.1298%
          b.   Prior Monthly Period                                   4.9840%
          c.   Second Prior Monthly Period                            4.9712%

     2.   Three Month Average Base Rate                               5.0283%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                15.4155%
          b.   Prior Monthly Period                                  16.2669%
          c.   Second Prior Monthly Period                           15.9855%

     4.   Three Month Average Series Adjusted Portfolio Yield        15.8893%



XXI. Series 2002-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series            Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations           Interest                Interest
----------------------------------                     -----------         --------------          -----------
Beginning Invested /Transferor Amount             1,277,119,025.26         940,000,000.00       337,119,025.26
Beginning Adjusted Invested Amount                             N/A         940,000,000.00                  N/A
Floating Allocation Percentage                                 N/A               73.6032%             26.3968%
Principal Allocation Percentage                                N/A               73.6032%             26.3968%
Collections of Finance Chg. Receivables              21,236,232.60          15,630,538.93         5,605,693.67
Collections of Principal Receivables                314,054,286.10         231,153,888.63        82,900,397.47
Defaulted Amount                                      5,052,882.63           3,719,081.45         1,333,801.18

Ending Invested / Transferor Amounts              1,288,488,399.69         940,000,000.00       348,488,399.69


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                     Class A                Class B            Interest                Total
--------------------------------------                     -------                -------           ----------               -----

Principal Funding Account                                     0.00                   0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                   0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                   0.00                 0.00                0.00
Available Reserve Account Amount                              0.00                   0.00                 0.00                0.00
Reserve Account Surplus                                       0.00                   0.00                 0.00                0.00

Coupon  April 15, 2005 to May 15, 2005                     3.0637%                3.3438%              3.4537%
Monthly Interest Due                                  2,045,946.72             216,526.39           265,583.78        2,528,056.89
Outstanding Monthly Interest Due                              0.00                   0.00                 0.00                0.00
Additional Interest Due                                       0.00                   0.00                 0.00                0.00
Total Interest Due                                    2,045,946.72             216,526.39           265,583.78        2,528,056.89
Investor Default Amount                               3,068,242.19             297,526.52           353,312.74        3,719,081.45
Investor Monthly Fees Due                             1,292,500.00             125,333.33           148,833.33        1,566,666.67
Investor Additional Amounts Due
Total Due                                             6,406,688.91             639,386.24           767,729.85        7,813,805.00

Reallocated Investor Finance Charge Collections                                                                      15,628,522.43
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           15.4147%
Base Rate                                                                                                                  5.1289%
Excess Spread Percentage                                                                                                   9.9762%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions               Class A                Class B            Interest                Total
--------------------------------------------               -------                -------           ----------               -----

Beginning Certificates Balance                      775,500,000.00          75,200,000.00        89,300,000.00      940,000,000.00
Interest Distributions                                2,045,946.72             216,526.39           265,583.78        2,528,056.89
Principal Deposits - Prin. Funding Account                    0.00                   0.00                 0.00                0.00
Principal Distributions                                       0.00                   0.00                 0.00                0.00
Total Distributions                                   2,045,946.72             216,526.39           265,583.78        2,528,056.89
Ending Certificates Balance                         775,500,000.00          75,200,000.00        89,300,000.00      940,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $2.64

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $2.64

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $2.88

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $2.88

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $265,583.78

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $265,583.78

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $12,893,531.00

          a.   Class A Monthly Interest:                        $2,045,946.72
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $3,068,242.19
          e.   Excess Spread:                                   $7,779,342.09

     2.   Class B Available Funds:                              $1,250,281.79

          a.   Class B Monthly Interest:                          $216,526.39
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                   $1,033,755.41

     3.   Collateral Available Funds:                           $1,484,709.63

          a.   Excess Spread:                                   $1,484,709.63

     4.   Total Excess Spread:                                 $10,297,807.13

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           73.6032%

     2.   Series 2002-2 Allocable Principal
          Collections:                                        $314,054,286.10

     3.   Principal Allocation Percentage of
          Series 2002-2 Allocable Principal
          Collections:                                        $231,153,888.63

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $231,153,888.63

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-2                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $3,719,081.45

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $234,872,970.08

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $89,300,000.00

     2.   Required Collateral Invested Amount:                 $89,300,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $234,872,970.08

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-2

     1.   Excess Spread:                                       $10,297,807.13
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $297,526.52
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $265,583.78
     9.   Applied to unpaid Monthly Servicing Fee:              $1,566,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $353,312.74
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $7,814,717.43

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.1289%
          b.   Prior Monthly Period                                   4.9832%
          c.   Second Prior Monthly Period                            4.9704%

     2.   Three Month Average Base Rate                               5.0275%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                15.4147%
          b.   Prior Monthly Period                                  16.2660%
          c.   Second Prior Monthly Period                           15.9848%

     4.   Three Month Average Series Adjusted Portfolio Yield        15.8885%



XXII. Series 2002-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series            Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations            Interest               Interest
----------------------------------                     -----------         -------------           -----------
Beginning Invested /Transferor Amount             1,249,946,280.04         920,000,000.00       329,946,280.04
Beginning Adjusted Invested Amount                             N/A         920,000,000.00                  N/A
Floating Allocation Percentage                                 N/A               73.6032%             26.3968%
Principal Allocation Percentage                                N/A               73.6032%             26.3968%
Collections of Finance Chg. Receivables              20,784,397.87          15,297,974.28         5,486,423.59
Collections of Principal Receivables                307,372,280.01         226,235,720.79        81,136,559.22
Defaulted Amount                                      4,945,374.49           3,639,952.06         1,305,422.44

Ending Invested / Transferor Amounts              1,261,073,752.89         920,000,000.00       341,073,752.89


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                     Class A                Class B            Interest                Total
--------------------------------------                     -------                -------           ----------               -----

Principal Funding Account                                     0.00                   0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                   0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                   0.00                 0.00                0.00
Available Reserve Account Amount                              0.00                   0.00                 0.00                0.00
Reserve Account Surplus                                       0.00                   0.00                 0.00                0.00

Coupon  April 15, 2005 to May 15, 2005                     3.0637%                3.3337%              3.4537%
Monthly Interest Due                                  2,002,415.94             211,285.67           259,933.06        2,473,634.67
Outstanding Monthly Interest Due                              0.00                   0.00                 0.00                0.00
Additional Interest Due                                       0.00                   0.00                 0.00                0.00
Total Interest Due                                    2,002,415.94             211,285.67           259,933.06        2,473,634.67
Investor Default Amount                               3,002,960.45             291,196.16           345,795.45        3,639,952.06
Investor Monthly Fees Due                             1,265,000.00             122,666.67           145,666.67        1,533,333.33
Investor Additional Amounts Due
Total Due                                             6,270,376.38             625,148.50           751,395.17        7,646,920.06

Reallocated Investor Finance Charge Collections                                                                      15,295,366.90
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           15.4139%
Base Rate                                                                                                                  5.1281%
Excess Spread Percentage                                                                                                   9.9762%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions               Class A                Class B            Interest                Total
--------------------------------------------               -------                -------           ----------               -----

Beginning Certificates Balance                      759,000,000.00          73,600,000.00        87,400,000.00      920,000,000.00
Interest Distributions                                2,002,415.94             211,285.67           259,933.06        2,473,634.67
Principal Deposits - Prin. Funding Account                    0.00                   0.00                 0.00                0.00
Principal Distributions                                       0.00                   0.00                 0.00                0.00
Total Distributions                                   2,002,415.94             211,285.67           259,933.06        2,473,634.67
Ending Certificates Balance                         759,000,000.00          73,600,000.00        87,400,000.00      920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $2.64

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $2.64

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $2.87

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $2.87

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $259,933.06

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $259,933.06

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $12,618,677.69

          a.   Class A Monthly Interest:                        $2,002,415.94
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $3,002,960.45
          e.   Excess Spread:                                   $7,613,301.31

     2.   Class B Available Funds:                              $1,223,629.35

          a.   Class B Monthly Interest:                          $211,285.67
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                   $1,012,343.69

     3.   Collateral Available Funds:                           $1,453,059.86

          a.   Excess Spread:                                   $1,453,059.86

     4.   Total Excess Spread:                                 $10,078,704.85

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           73.6032%

     2.   Series 2002-3 Allocable Principal
          Collections:                                        $307,372,280.01

     3.   Principal Allocation Percentage of
          Series 2002-3 Allocable Principal
          Collections:                                        $226,235,720.79

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $226,235,720.79

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-3                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $3,639,952.06

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $229,875,672.84

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $87,400,000.00

     2.   Required Collateral Invested Amount:                 $87,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $229,875,672.84

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-3

     1.   Excess Spread:                                       $10,078,704.85
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $291,196.16
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $259,933.06
     9.   Applied to unpaid Monthly Servicing Fee:              $1,533,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $345,795.45
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $7,648,446.84

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.1281%
          b.   Prior Monthly Period                                   4.9824%
          c.   Second Prior Monthly Period                            4.9696%

     2.   Three Month Average Base Rate                               5.0267%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                15.4139%
          b.   Prior Monthly Period                                  16.2652%
          c.   Second Prior Monthly Period                           15.9840%

     4.   Three Month Average Series Adjusted Portfolio Yield        15.8877%



XXII. Series 2002-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series            Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations           Interest                Interest
----------------------------------                     -----------         --------------          -----------
Beginning Invested /Transferor Amount               679,318,630.46         500,000,000.00       179,318,630.46
Beginning Adjusted Invested Amount                             N/A         500,000,000.00                  N/A
Floating Allocation Percentage                                 N/A               73.6032%             26.3968%
Principal Allocation Percentage                                N/A               73.6032%             26.3968%
Collections of Finance Chg. Receivables              11,295,868.41           8,319,065.45         2,981,751.95
Collections of Principal Receivables                167,050,152.18         122,954,196.08        44,095,956.10
Defaulted Amount                                      2,687,703.53           1,978,234.81           709,468.71

Ending Invested / Transferor Amounts                685,366,170.05         500,000,000.00       185,366,170.05


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                     Class A                Class B            Interest                Total
--------------------------------------                     -------                -------           ----------               -----

Principal Funding Account                                     0.00                   0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                   0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                   0.00                 0.00                0.00
Available Reserve Account Amount                      2,062,500.00                   0.00                 0.00        2,062,500.00
Reserve Account Surplus                                       0.00                   0.00                 0.00                0.00

Coupon  April 15, 2005 to May 15, 2005                     2.9937%                3.2637%              3.4537%
Monthly Interest Due                                  1,063,404.95             112,418.06           141,267.97        1,317,090.97
Outstanding Monthly Interest Due                              0.00                   0.00                 0.00                0.00
Additional Interest Due                                       0.00                   0.00                 0.00                0.00
Total Interest Due                                    1,063,404.95             112,418.06           141,267.97        1,317,090.97
Investor Default Amount                               1,632,043.72             158,258.79           187,932.31        1,978,234.81
Investor Monthly Fees Due                               687,500.00              66,666.67            79,166.67          833,333.33
Investor Additional Amounts Due
Total Due                                             3,382,948.67             337,343.51           408,366.94        4,128,659.12

Reallocated Investor Finance Charge Collections                                                                       8,285,423.71
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                               4,949.00
Series Adjusted Portfolio Yield                                                                                           15.3595%
Base Rate                                                                                                                  5.0639%
Excess Spread Percentage                                                                                                   9.9881%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions               Class A                Class B            Interest                Total
--------------------------------------------               -------                -------           ----------               -----

Beginning Certificates Balance                      412,500,000.00          40,000,000.00        47,500,000.00      500,000,000.00
Interest Distributions                                1,063,404.95             112,418.06           141,267.97        1,317,090.97
Principal Deposits - Prin. Funding Account                    0.00                   0.00                 0.00                0.00
Principal Distributions                                       0.00                   0.00                 0.00                0.00
Total Distributions                                   1,063,404.95             112,418.06           141,267.97        1,317,090.97
Ending Certificates Balance                         412,500,000.00          40,000,000.00        47,500,000.00      500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $2.58

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $2.58

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $2.81

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $2.81

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $141,267.97

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $141,267.97

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $6,839,557.48

          a.   Class A Monthly Interest:                        $1,063,404.95
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $1,632,043.72
          e.   Excess Spread:                                   $4,144,108.81

     2.   Class B Available Funds:                                $663,229.82

          a.   Class B Monthly Interest:                          $112,418.06
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $550,811.76

     3.   Collateral Available Funds:                             $787,585.41

          a.   Excess Spread:                                     $787,585.41

     4.   Total Excess Spread:                                  $5,482,505.98

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           73.6032%

     2.   Series 2002-4 Allocable Principal
          Collections:                                        $167,050,152.18

     3.   Principal Allocation Percentage of
          Series 2002-4 Allocable Principal
          Collections:                                        $122,954,196.08

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $122,954,196.08

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-4                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $1,978,234.81

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $124,932,430.89

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $47,500,000.00

     2.   Required Collateral Invested Amount:                 $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $124,932,430.89

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-4

     1.   Excess Spread:                                        $5,482,505.98
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $158,258.79
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $141,267.97
     9.   Applied to unpaid Monthly Servicing Fee:                $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $187,932.31
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $4,161,713.59

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.0639%
          b.   Prior Monthly Period                                   4.9182%
          c.   Second Prior Monthly Period                            4.9054%

     2.   Three Month Average Base Rate                               4.9625%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                15.3595%
          b.   Prior Monthly Period                                  16.2083%
          c.   Second Prior Monthly Period                           15.9240%

     4.   Three Month Average Series Adjusted Portfolio Yield        15.8306%



XXIV. Series 2002-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series            Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations            Interest              Interest
----------------------------------                     -----------         --------------          -----------
Beginning Invested /Transferor Amount               815,182,356.55         600,000,000.00       215,182,356.55
Beginning Adjusted Invested Amount                             N/A         600,000,000.00                  N/A
Floating Allocation Percentage                                 N/A               73.6032%             26.3968%
Principal Allocation Percentage                                N/A               73.6032%             26.3968%
Collections of Finance Chg. Receivables              13,555,042.09           9,976,939.74         3,578,102.34
Collections of Principal Receivables                200,460,182.62         147,545,035.30        52,915,147.32
Defaulted Amount                                      3,225,244.23           2,373,881.78           851,362.46

Ending Invested / Transferor Amounts                822,439,404.06         600,000,000.00       222,439,404.06


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                     Class A                Class B            Interest                Total
--------------------------------------                     -------                -------           ----------               ------

Principal Funding Account                                     0.00                   0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                   0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                   0.00                 0.00                0.00
Available Reserve Account Amount                              0.00                   0.00                 0.00                0.00
Reserve Account Surplus                                       0.00                   0.00                 0.00                0.00

Coupon  April 15, 2005 to May 15, 2005                     3.1237%                3.4038%              3.4537%
Monthly Interest Due                                  1,331,498.44             140,688.33           169,521.56        1,641,708.33
Outstanding Monthly Interest Due                              0.00                   0.00                 0.00                0.00
Additional Interest Due                                       0.00                   0.00                 0.00                0.00
Total Interest Due                                    1,331,498.44             140,688.33           169,521.56        1,641,708.33
Investor Default Amount                               1,958,452.46             189,910.54           225,518.77        2,373,881.78
Investor Monthly Fees Due                               825,000.00              80,000.00            95,000.00        1,000,000.00
Investor Additional Amounts Due
Total Due                                             4,114,950.90             410,598.88           490,040.33        5,015,590.11

Reallocated Investor Finance Charge Collections                                                                      10,003,707.61
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           15.4716%
Base Rate                                                                                                                  5.1840%
Excess Spread Percentage                                                                                                   9.9762%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions               Class A                Class B            Interest                Total
--------------------------------------------               -------                -------           ----------               -----

Beginning Certificates Balance                      495,000,000.00          48,000,000.00        57,000,000.00      600,000,000.00
Interest Distributions                                1,331,498.44             140,688.33           169,521.56        1,641,708.33
Principal Deposits - Prin. Funding Account                    0.00                   0.00                 0.00                0.00
Principal Distributions                                       0.00                   0.00                 0.00                0.00
Total Distributions                                   1,331,498.44             140,688.33           169,521.56        1,641,708.33
Ending Certificates Balance                         495,000,000.00          48,000,000.00        57,000,000.00      600,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $2.69

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $2.69

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $2.93

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $2.93

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $169,521.56

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $169,521.56

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $8,253,058.78

          a.   Class A Monthly Interest:                        $1,331,498.44
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $1,958,452.46
          e.   Excess Spread:                                   $4,963,107.88

     2.   Class B Available Funds:                                $800,296.61

          a.   Class B Monthly Interest:                          $140,688.33
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $659,608.28

     3.   Collateral Available Funds:                             $950,352.22

          a.   Excess Spread:                                     $950,352.22

     4.   Total Excess Spread:                                  $6,573,068.38

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           73.6032%

     2.   Series 2002-5 Allocable Principal
          Collections:                                        $200,460,182.62

     3.   Principal Allocation Percentage of
          Series 2002-5 Allocable Principal
          Collections:                                        $147,545,035.30

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $147,545,035.30

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-5                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $2,373,881.78

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $149,918,917.07

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $57,000,000.00

     2.   Required Collateral Invested Amount:                 $57,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $149,918,917.07

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-5

     1.   Excess Spread:                                        $6,573,068.38
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $189,910.54
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $169,521.56
     9.   Applied to unpaid Monthly Servicing Fee:              $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $225,518.77
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $4,988,117.51

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.1840%
          b.   Prior Monthly Period                                   5.0383%
          c.   Second Prior Monthly Period                            5.0254%

     2.   Three Month Average Base Rate                               5.0826%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                15.4716%
          b.   Prior Monthly Period                                  16.3249%
          c.   Second Prior Monthly Period                           16.0361%

     4.   Three Month Average Series Adjusted Portfolio Yield        15.9442%



XXV. Series 2002-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series            Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations            Interest               Interest
----------------------------------                     -----------         --------------          -----------
Beginning Invested /Transferor Amount               978,218,827.86         720,000,000.00       258,218,827.86
Beginning Adjusted Invested Amount                             N/A         720,000,000.00                  N/A
Floating Allocation Percentage                                 N/A               73.6032%             26.3968%
Principal Allocation Percentage                                N/A               73.6032%             26.3968%
Collections of Finance Chg. Receivables              16,266,050.50          11,972,327.69         4,293,722.81
Collections of Principal Receivables                240,552,219.14         177,054,042.36        63,498,176.78
Defaulted Amount                                      3,870,293.08           2,848,658.13         1,021,634.95

Ending Invested / Transferor Amounts                986,927,284.87         720,000,000.00       266,927,284.87


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                     Class A                Class B            Interest                Total
--------------------------------------                     -------                -------           ----------               -----

Principal Funding Account                                     0.00                   0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                   0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                   0.00                 0.00                0.00
Available Reserve Account Amount                              0.00                   0.00                 0.00                0.00
Reserve Account Surplus                                       0.00                   0.00                 0.00                0.00

Coupon  April 15, 2005 to May 15, 2005                     3.0938%                3.4038%              3.4537%
Monthly Interest Due                                  1,582,453.13             168,826.00           203,425.88        1,954,705.00
Outstanding Monthly Interest Due                              0.00                   0.00                 0.00                0.00
Additional Interest Due                                       0.00                   0.00                 0.00                0.00
Total Interest Due                                    1,582,453.13             168,826.00           203,425.88        1,954,705.00
Investor Default Amount                               2,350,142.96             227,892.65           270,622.52        2,848,658.13
Investor Monthly Fees Due                               990,000.00              96,000.00           114,000.00        1,200,000.00
Investor Additional Amounts Due
Total Due                                             4,922,596.08             492,718.65           588,048.40        6,003,363.13

Reallocated Investor Finance Charge Collections                                                                      11,989,104.14
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           15.4457%
Base Rate                                                                                                                  5.1589%
Excess Spread Percentage                                                                                                   9.9762%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions               Class A                Class B            Interest                Total
--------------------------------------------               -------                -------           ----------               -----

Beginning Certificates Balance                      594,000,000.00          57,600,000.00        68,400,000.00      720,000,000.00
Interest Distributions                                1,582,453.13             168,826.00           203,425.88        1,954,705.00
Principal Deposits - Prin. Funding Account                    0.00                   0.00                 0.00                0.00
Principal Distributions                                       0.00                   0.00                 0.00                0.00
Total Distributions                                   1,582,453.13             168,826.00           203,425.88        1,954,705.00
Ending Certificates Balance                         594,000,000.00          57,600,000.00        68,400,000.00      720,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $2.66

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $2.66

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $2.93

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $2.93

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $203,425.88

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $203,425.88

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $9,891,010.91

          a.   Class A Monthly Interest:                        $1,582,453.13
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $2,350,142.96
          e.   Excess Spread:                                   $5,958,414.83

     2.   Class B Available Funds:                                $959,128.33

          a.   Class B Monthly Interest:                          $168,826.00
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $790,302.33

     3.   Collateral Available Funds:                           $1,138,964.89

          a.   Excess Spread:                                   $1,138,964.89

     4.   Total Excess Spread:                                  $7,887,682.05

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           73.6032%

     2.   Series 2002-6 Allocable Principal
          Collections:                                        $240,552,219.14

     3.   Principal Allocation Percentage of
          Series 2002-6 Allocable Principal
          Collections:                                        $177,054,042.36

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $177,054,042.36

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-6                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $2,848,658.13

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $179,902,700.49

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $68,400,000.00

     2.   Required Collateral Invested Amount:                 $68,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $179,902,700.49

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-6

     1.   Excess Spread:                                        $7,887,682.05
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $227,892.65
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $203,425.88
     9.   Applied to unpaid Monthly Servicing Fee:              $1,200,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $270,622.52
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $5,985,741.01

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.1589%
          b.   Prior Monthly Period                                   5.0132%
          c.   Second Prior Monthly Period                            5.0004%

     2.   Three Month Average Base Rate                               5.0575%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                15.4457%
          b.   Prior Monthly Period                                  16.2981%
          c.   Second Prior Monthly Period                           16.0127%

     4.   Three Month Average Series Adjusted Portfolio Yield        15.9188%



XXVI. Series 2003-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series           Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations            Interest              Interest
-----------------------------------                    -----------         --------------          -----------
Beginning Invested /Transferor Amount             1,249,946,280.04         920,000,000.00       329,946,280.04
Beginning Adjusted Invested Amount                             N/A         920,000,000.00                  N/A
Floating Allocation Percentage                                 N/A               73.6032%             26.3968%
Principal Allocation Percentage                                N/A               73.6032%             26.3968%
Collections of Finance Chg. Receivables              20,784,397.87          15,297,974.28         5,486,423.59
Collections of Principal Receivables                307,372,280.01         226,235,720.79        81,136,559.22
Defaulted Amount                                      4,945,374.49           3,639,952.06         1,305,422.44

Ending Invested / Transferor Amounts              1,261,073,752.89         920,000,000.00       341,073,752.89


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                     Class A                Class B            Interest                Total
--------------------------------------                     -------                -------           ----------               -----

Principal Funding Account                                     0.00                   0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                   0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                   0.00                 0.00                0.00
Available Reserve Account Amount                              0.00                   0.00                 0.00                0.00
Reserve Account Surplus                                       0.00                   0.00                 0.00                0.00

Coupon  April 15, 2005 to May 15, 2005                     3.0637%                3.3537%              3.4537%
Monthly Interest Due                                  2,002,415.94             212,553.22           259,933.06        2,474,902.22
Outstanding Monthly Interest Due                              0.00                   0.00                 0.00                0.00
Additional Interest Due                                       0.00                   0.00                 0.00                0.00
Total Interest Due                                    2,002,415.94             212,553.22           259,933.06        2,474,902.22
Investor Default Amount                               3,002,960.45             291,196.16           345,795.45        3,639,952.06
Investor Monthly Fees Due                             1,265,000.00             122,666.67           145,666.67        1,533,333.33
Investor Additional Amounts Due
Total Due                                             6,270,376.38             626,416.05           751,395.17        7,648,187.61

Reallocated Investor Finance Charge Collections                                                                      15,296,634.45
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           15.4155%
Base Rate                                                                                                                  5.1298%
Excess Spread Percentage                                                                                                   9.9762%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions               Class A                Class B            Interest                Total
--------------------------------------------               -------                -------           ----------               -----

Beginning Certificates Balance                      759,000,000.00          73,600,000.00        87,400,000.00      920,000,000.00
Interest Distributions                                2,002,415.94             212,553.22           259,933.06        2,474,902.22
Principal Deposits - Prin. Funding Account                    0.00                   0.00                 0.00                0.00
Principal Distributions                                       0.00                   0.00                 0.00                0.00
Total Distributions                                   2,002,415.94             212,553.22           259,933.06        2,474,902.22
Ending Certificates Balance                         759,000,000.00          73,600,000.00        87,400,000.00      920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $2.64

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $2.64

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $2.89

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $2.89

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $259,933.06

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $259,933.06

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $12,619,723.42

          a.   Class A Monthly Interest:                        $2,002,415.94
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $3,002,960.45
          e.   Excess Spread:                                   $7,614,347.04

     2.   Class B Available Funds:                              $1,223,730.76

          a.   Class B Monthly Interest:                          $212,553.22
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                   $1,011,177.53

     3.   Collateral Available Funds:                           $1,453,180.27

          a.   Excess Spread:                                   $1,453,180.27

     4.   Total Excess Spread:                                 $10,078,704.85

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           73.6032%

     2.   Series 2003-1 Allocable Principal
          Collections:                                        $307,372,280.01

     3.   Principal Allocation Percentage of
          Series 2003-1 Allocable Principal
          Collections:                                        $226,235,720.79

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $226,235,720.79

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-1                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $3,639,952.06

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $229,875,672.84

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $87,400,000.00

     2.   Required Collateral Invested Amount:                 $87,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $229,875,672.84

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-1

     1.   Excess Spread:                                       $10,078,704.85
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $291,196.16
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $259,933.06
     9.   Applied to unpaid Monthly Servicing Fee:              $1,533,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $345,795.45
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $7,648,446.84

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.1298%
          b.   Prior Monthly Period                                   4.9840%
          c.   Second Prior Monthly Period                            4.9712%

     2.   Three Month Average Base Rate                               5.0283%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                15.4155%
          b.   Prior Monthly Period                                  16.2669%
          c.   Second Prior Monthly Period                           15.9855%

     4.   Three Month Average Series Adjusted Portfolio Yield        15.8893%



XXVII. Series 2003-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series            Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations           Interest               Interest
----------------------------------                     -----------         --------------          -----------
Beginning Invested /Transferor Amount             1,494,500,987.01       1,100,000,000.00       394,500,987.01
Beginning Adjusted Invested Amount                             N/A       1,100,000,000.00                  N/A
Floating Allocation Percentage                                 N/A               73.6032%             26.3968%
Principal Allocation Percentage                                N/A               73.6032%             26.3968%
Collections of Finance Chg. Receivables              24,850,910.49          18,291,056.20         6,559,854.29
Collections of Principal Receivables                367,510,334.80         270,499,231.38        97,011,103.42
Defaulted Amount                                      5,912,947.76           4,352,116.59         1,560,831.17

Ending Invested / Transferor Amounts              1,507,805,574.11       1,100,000,000.00       407,805,574.11


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                     Class A                Class B            Interest                Total
--------------------------------------                     -------                -------           ----------               -----

Principal Funding Account                                     0.00                   0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                   0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                   0.00                 0.00                0.00
Available Reserve Account Amount                              0.00                   0.00                 0.00                0.00
Reserve Account Surplus                                       0.00                   0.00                 0.00                0.00

Coupon  April 15, 2005 to May 15, 2005                     3.0637%                3.3238%              3.4537%
Monthly Interest Due                                  2,394,192.97             251,866.39           310,789.53        2,956,848.89
Outstanding Monthly Interest Due                              0.00                   0.00                 0.00                0.00
Additional Interest Due                                       0.00                   0.00                 0.00                0.00
Total Interest Due                                    2,394,192.97             251,866.39           310,789.53        2,956,848.89
Investor Default Amount                               3,590,496.19             348,169.33           413,451.08        4,352,116.59
Investor Monthly Fees Due                             1,512,500.00             146,666.67           174,166.67        1,833,333.33
Investor Additional Amounts Due
Total Due                                             7,497,189.15             746,702.38           898,407.27        9,142,298.81

Reallocated Investor Finance Charge Collections                                                                      18,287,180.90
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           15.4130%
Base Rate                                                                                                                  5.1273%
Excess Spread Percentage                                                                                                   9.9762%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions               Class A                Class B            Interest                Total
--------------------------------------------               -------                -------           ----------               -----

Beginning Certificates Balance                      907,500,000.00          88,000,000.00       104,500,000.00    1,100,000,000.00
Interest Distributions                                2,394,192.97             251,866.39           310,789.53        2,956,848.89
Principal Deposits - Prin. Funding Account                    0.00                   0.00                 0.00                0.00
Principal Distributions                                       0.00                   0.00                 0.00                0.00
Total Distributions                                   2,394,192.97             251,866.39           310,789.53        2,956,848.89
Ending Certificates Balance                         907,500,000.00          88,000,000.00       104,500,000.00    1,100,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $2.64

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $2.64

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $2.86

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $2.86

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $310,789.53

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $310,789.53

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $15,086,924.25

          a.   Class A Monthly Interest:                        $2,394,192.97
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $3,590,496.19
          e.   Excess Spread:                                   $9,102,235.09

     2.   Class B Available Funds:                              $1,462,974.47

          a.   Class B Monthly Interest:                          $251,866.39
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                   $1,211,108.08

     3.   Collateral Available Funds:                           $1,737,282.19

          a.   Excess Spread:                                   $1,737,282.19

     4.   Total Excess Spread:                                 $12,050,625.36

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           73.6032%

     2.   Series 2003-2 Allocable Principal
          Collections:                                        $367,510,334.80

     3.   Principal Allocation Percentage of
          Series 2003-2 Allocable Principal
          Collections:                                        $270,499,231.38

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $270,499,231.38

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-2                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $4,352,116.59

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $274,851,347.97

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                         $104,500,000.00

     2.   Required Collateral Invested Amount:                $104,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $274,851,347.97

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-2

     1.   Excess Spread:                                       $12,050,625.36
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $348,169.33
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $310,789.53
     9.   Applied to unpaid Monthly Servicing Fee:              $1,833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $413,451.08
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $9,144,882.09

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.1273%
          b.   Prior Monthly Period                                   4.9816%
          c.   Second Prior Monthly Period                            4.9688%

     2.   Three Month Average Base Rate                               5.0259%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                15.4130%
          b.   Prior Monthly Period                                  16.2643%
          c.   Second Prior Monthly Period                           15.9832%

     4.   Three Month Average Series Adjusted Portfolio Yield        15.8869%



XXVIII. Series 2003-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series           Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations            Interest              Interest
----------------------------------                     -----------         --------------          ------------
Beginning Invested /Transferor Amount             1,018,977,945.69         750,000,000.00       268,977,945.69
Beginning Adjusted Invested Amount                             N/A         750,000,000.00                  N/A
Floating Allocation Percentage                                 N/A               73.6032%             26.3968%
Principal Allocation Percentage                                N/A               73.6032%             26.3968%
Collections of Finance Chg. Receivables              16,943,802.61          12,471,174.68         4,472,627.93
Collections of Principal Receivables                250,575,228.27         184,431,294.12        66,143,934.15
Defaulted Amount                                      4,031,555.29           2,967,352.22         1,064,203.07

Ending Invested / Transferor Amounts              1,028,049,255.07         750,000,000.00       278,049,255.07


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                     Class A                Class B            Interest                Total
--------------------------------------                     -------                -------           ----------               -----

Principal Funding Account                                     0.00                   0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                   0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                   0.00                 0.00                0.00
Available Reserve Account Amount                              0.00                   0.00                 0.00                0.00
Reserve Account Surplus                                       0.00                   0.00                 0.00                0.00

Coupon  April 15, 2005 to May 15, 2005                     3.0637%                3.3038%              3.4537%
Monthly Interest Due                                  1,632,404.30             170,693.75           211,901.95        2,015,000.00
Outstanding Monthly Interest Due                              0.00                   0.00                 0.00                0.00
Additional Interest Due                                       0.00                   0.00                 0.00                0.00
Total Interest Due                                    1,632,404.30             170,693.75           211,901.95        2,015,000.00
Investor Default Amount                               2,448,065.58             237,388.18           281,898.46        2,967,352.22
Investor Monthly Fees Due                             1,031,250.00             100,000.00           118,750.00        1,250,000.00
Investor Additional Amounts Due
Total Due                                             5,111,719.88             508,081.93           612,550.41        6,232,352.22

Reallocated Investor Finance Charge Collections                                                                      12,467,499.10
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           15.4114%
Base Rate                                                                                                                  5.1257%
Excess Spread Percentage                                                                                                   9.9762%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions               Class A                Class B            Interest                Total
--------------------------------------------               -------                -------           ----------               -----

Beginning Certificates Balance                      618,750,000.00          60,000,000.00        71,250,000.00      750,000,000.00
Interest Distributions                                1,632,404.30             170,693.75           211,901.95        2,015,000.00
Principal Deposits - Prin. Funding Account                    0.00                   0.00                 0.00                0.00
Principal Distributions                                       0.00                   0.00                 0.00                0.00
Total Distributions                                   1,632,404.30             170,693.75           211,901.95        2,015,000.00
Ending Certificates Balance                         618,750,000.00          60,000,000.00        71,250,000.00      750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $2.64

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $2.64

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $2.84

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $2.84

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $211,901.95

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $211,901.95

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $10,285,686.76

          a.   Class A Monthly Interest:                        $1,632,404.30
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $2,448,065.58
          e.   Excess Spread:                                   $6,205,216.88

     2.   Class B Available Funds:                                $997,399.93

          a.   Class B Monthly Interest:                          $170,693.75
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $826,706.18

     3.   Collateral Available Funds:                           $1,184,412.41

          a.   Excess Spread:                                   $1,184,412.41

     4.   Total Excess Spread:                                  $8,216,335.47

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           73.6032%

     2.   Series 2003-3 Allocable Principal
          Collections:                                        $250,575,228.27

     3.   Principal Allocation Percentage of
          Series 2003-3 Allocable Principal
          Collections:                                        $184,431,294.12

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $184,431,294.12

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-3                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $2,967,352.22

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $187,398,646.34

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $71,250,000.00

     2.   Required Collateral Invested Amount:                 $71,250,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $187,398,646.34

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-3

     1.   Excess Spread:                                        $8,216,335.47
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $237,388.18
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $211,901.95
     9.   Applied to unpaid Monthly Servicing Fee:              $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $281,898.46
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $6,235,146.88

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.1257%
          b.   Prior Monthly Period                                   4.9800%
          c.   Second Prior Monthly Period                            4.9672%

     2.   Three Month Average Base Rate                               5.0243%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                15.4113%
          b.   Prior Monthly Period                                  16.2626%
          c.   Second Prior Monthly Period                           15.9817%

     4.   Three Month Average Series Adjusted Portfolio Yield        15.8852%



XXIX. Series 2003-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series            Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations            Interest              Interest
----------------------------------                     -----------         --------------          -----------
Beginning Invested /Transferor Amount               923,873,337.42         680,000,000.00       243,873,337.42
Beginning Adjusted Invested Amount                             N/A         680,000,000.00                  N/A
Floating Allocation Percentage                                 N/A               73.6032%             26.3968%
Principal Allocation Percentage                                N/A               73.6032%             26.3968%
Collections of Finance Chg. Receivables              15,362,381.03          11,307,198.38         4,055,182.65
Collections of Principal Receivables                227,188,206.97         167,217,706.67        59,970,500.30
Defaulted Amount                                      3,655,276.80           2,690,399.35           964,877.45

Ending Invested / Transferor Amounts                932,097,991.27         680,000,000.00       252,097,991.27


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                     Class A                Class B            Interest                Total
--------------------------------------                     -------                -------           ----------               -----

Principal Funding Account                                     0.00                   0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                   0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                   0.00                 0.00                0.00
Available Reserve Account Amount                              0.00                   0.00                 0.00                0.00
Reserve Account Surplus                                       0.00                   0.00                 0.00                0.00

Coupon  April 15, 2005 to May 15, 2005                     1.6900%                1.9000%              3.8537%
Monthly Interest Due                                    828,381.67              64,600.00           169,243.85        1,062,225.52
Outstanding Monthly Interest Due                              0.00                   0.00                 0.00                0.00
Additional Interest Due                                       0.00                   0.00                 0.00                0.00
Total Interest Due                                      828,381.67              64,600.00           169,243.85        1,062,225.52
Investor Default Amount                               2,327,195.43             161,423.96           201,779.95        2,690,399.35
Investor Monthly Fees Due                               980,333.33              68,000.00            85,000.00        1,133,333.33
Investor Additional Amounts Due
Total Due                                             4,135,910.43             294,023.96           456,023.81        4,885,958.20

Reallocated Investor Finance Charge Collections                                                                      10,440,276.20
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.8662%
Base Rate                                                                                                                  3.8016%
Excess Spread Percentage                                                                                                   9.8017%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions               Class A                Class B            Interest                Total
--------------------------------------------               -------                -------           ----------               -----

Beginning Certificates Balance                      588,200,000.00          40,800,000.00        51,000,000.00      680,000,000.00
Interest Distributions                                  828,381.67              64,600.00           169,243.85        1,062,225.52
Principal Deposits - Prin. Funding Account                    0.00                   0.00                 0.00                0.00
Principal Distributions                                       0.00                   0.00                 0.00                0.00
Total Distributions                                     828,381.67              64,600.00           169,243.85        1,062,225.52
Ending Certificates Balance                         588,200,000.00          40,800,000.00        51,000,000.00      680,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $1.41

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $1.41

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $1.58

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $1.58

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $169,243.85

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $169,243.85

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $9,030,838.91

          a.   Class A Monthly Interest:                          $828,381.67
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $2,327,195.43
          e.   Excess Spread:                                   $5,875,261.81

     2.   Class B Available Funds:                                $626,416.57

          a.   Class B Monthly Interest:                           $64,600.00
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $561,816.57

     3.   Collateral Available Funds:                             $783,020.72

          a.   Excess Spread:                                     $783,020.72

     4.   Total Excess Spread:                                  $7,220,099.10

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           73.6032%

     2.   Series 2003-4 Allocable Principal
          Collections:                                        $227,188,206.97

     3.   Principal Allocation Percentage of
          Series 2003-4 Allocable Principal
          Collections:                                        $167,217,706.67

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $167,217,706.67

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-4:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $2,690,399.35

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $169,908,106.02

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $51,000,000.00

     2.   Required Collateral Invested Amount:                 $51,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $169,908,106.02

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-4

     1.   Excess Spread:                                        $7,220,099.10
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $161,423.96
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $169,243.85
     9.   Applied to unpaid Monthly Servicing Fee:              $1,133,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $201,779.95
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $5,554,318.00

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 3.8016%
          b.   Prior Monthly Period                                   3.7907%
          c.   Second Prior Monthly Period                            4.1499%

     2.   Three Month Average Base Rate                               3.9141%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                13.8662%
          b.   Prior Monthly Period                                  14.6193%
          c.   Second Prior Monthly Period                           14.4330%

     4.   Three Month Average Series Adjusted Portfolio Yield        14.3062%



XXIX. Series 2004-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series            Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations            Interest              Interest
----------------------------------                     -----------         --------------          -----------
Beginning Invested /Transferor Amount             1,086,909,808.73         800,000,000.00       286,909,808.73
Beginning Adjusted Invested Amount                             N/A         800,000,000.00                  N/A
Floating Allocation Percentage                                 N/A               73.6032%             26.3968%
Principal Allocation Percentage                                N/A               73.6032%             26.3968%
Collections of Finance Chg. Receivables              18,073,389.45          13,302,586.33         4,770,803.12
Collections of Principal Receivables                267,280,243.49         196,726,713.73        70,553,529.76
Defaulted Amount                                      4,300,325.64           3,165,175.70         1,135,149.94

Ending Invested / Transferor Amounts              1,096,585,872.08         800,000,000.00       296,585,872.08


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                     Class A                Class B            Interest                Total
--------------------------------------                     -------                -------           ----------               -----

Principal Funding Account                                     0.00                   0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                   0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                   0.00                 0.00                0.00
Available Reserve Account Amount                              0.00                   0.00                 0.00                0.00
Reserve Account Surplus                                       0.00                   0.00                 0.00                0.00

Coupon  April 15, 2005 to May 15, 2005                     3.0337%                3.2037%              3.5038%
Monthly Interest Due                                  1,745,080.42             165,527.08           217,232.50        2,127,840.00
Outstanding Monthly Interest Due                              0.00                   0.00                 0.00                0.00
Additional Interest Due                                       0.00                   0.00                 0.00                0.00
Total Interest Due                                    1,745,080.42             165,527.08           217,232.50        2,127,840.00
Investor Default Amount                               2,642,921.71             237,388.18           284,865.81        3,165,175.70
Investor Monthly Fees Due                             1,113,333.33             100,000.00           120,000.00        1,333,333.33
Investor Additional Amounts Due
Total Due                                             5,501,335.46             502,915.26           622,098.31        6,626,349.03

Reallocated Investor Finance Charge Collections                                                                      13,277,172.37
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           15.3787%
Base Rate                                                                                                                  5.0941%
Excess Spread Percentage                                                                                                   9.9762%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions               Class A                Class B            Interest                Total
--------------------------------------------               -------                -------           ----------               -----

Beginning Certificates Balance                      668,000,000.00          60,000,000.00        72,000,000.00      800,000,000.00
Interest Distributions                                1,745,080.42             165,527.08           217,232.50        2,127,840.00
Principal Deposits - Prin. Funding Account                    0.00                   0.00                 0.00                0.00
Principal Distributions                                       0.00                   0.00                 0.00                0.00
Total Distributions                                   1,745,080.42             165,527.08           217,232.50        2,127,840.00
Ending Certificates Balance                         668,000,000.00          60,000,000.00        72,000,000.00      800,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $2.61

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $2.61

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $2.76

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $2.76

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $6,868,055.84

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $217,232.50

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:         $6,650,823.34

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $11,086,438.93

          a.   Class A Monthly Interest:                        $1,745,080.42
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $2,642,921.71
          e.   Excess Spread:                                   $6,698,436.81

     2.   Class B Available Funds:                                $995,787.93

          a.   Class B Monthly Interest:                          $165,527.08
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $830,260.84

     3.   Collateral Available Funds:                           $1,194,945.51

          a.   Excess Spread:                                   $1,194,945.51

     4.   Total Excess Spread:                                  $8,723,643.16

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           73.6032%

     2.   Series 2004-1 Allocable Principal
          Collections:                                        $267,280,243.49

     3.   Principal Allocation Percentage of
          Series 2004-1 Allocable Principal
          Collections:                                        $196,726,713.73

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $196,726,713.73

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-1:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $3,165,175.70

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $199,891,889.43

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $72,000,000.00

     2.   Required Collateral Invested Amount:                 $72,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $199,891,889.43

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-1

     1.   Excess Spread:                                        $8,723,643.16
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $237,388.18
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $217,232.50
     9.   Applied to unpaid Monthly Servicing Fee:              $1,333,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $284,865.81
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                      $6,650,823.34

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.0941%
          b.   Prior Monthly Period                                   4.9483%
          c.   Second Prior Monthly Period                            4.9355%

     2.   Three Month Average Base Rate                               4.9926%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                15.3787%
          b.   Prior Monthly Period                                  16.2288%
          c.   Second Prior Monthly Period                           15.9522%

     4.   Three Month Average Series Adjusted Portfolio Yield        15.8532%



XXIX. Series 2004-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series            Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations            Interest               Interest
----------------------------------                     -----------         --------------          -----------
Beginning Invested /Transferor Amount               543,454,904.37         400,000,000.00       143,454,904.37
Beginning Adjusted Invested Amount                             N/A         400,000,000.00                  N/A
Floating Allocation Percentage                                 N/A               73.6032%             26.3968%
Principal Allocation Percentage                                N/A               73.6032%             26.3968%
Collections of Finance Chg. Receivables               9,036,694.72           6,651,293.16         2,385,401.56
Collections of Principal Receivables                133,640,121.75          98,363,356.86        35,276,764.88
Defaulted Amount                                      2,150,162.82           1,582,587.85           567,574.97

Ending Invested / Transferor Amounts                548,292,936.04         400,000,000.00       148,292,936.04


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                     Class A                Class B             Interest               Total
--------------------------------------                     -------                -------           ----------               -----

Principal Funding Account                                     0.00                   0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                   0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                   0.00                 0.00                0.00
Available Reserve Account Amount                              0.00                   0.00                 0.00                0.00
Reserve Account Surplus                                       0.00                   0.00                 0.00                0.00

Coupon  April 15, 2005 to May 15, 2005                     3.1237%                3.3238%              3.6237%
Monthly Interest Due                                    898,425.21              85,863.54           112,336.25        1,096,625.00
Outstanding Monthly Interest Due                              0.00                   0.00                 0.00                0.00
Additional Interest Due                                       0.00                   0.00                 0.00                0.00
Total Interest Due                                      898,425.21              85,863.54           112,336.25        1,096,625.00
Investor Default Amount                               1,321,460.85             118,694.09           142,432.91        1,582,587.85
Investor Monthly Fees Due                               556,666.67              50,000.00            60,000.00          666,666.67
Investor Additional Amounts Due
Total Due                                             2,776,552.73             254,557.63           314,769.16        3,345,879.52

Reallocated Investor Finance Charge Collections                                                                       6,671,291.19
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           15.4781%
Base Rate                                                                                                                  5.1903%
Excess Spread Percentage                                                                                                   9.9762%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions               Class A                Class B            Interest                Total
--------------------------------------------               -------                -------           ----------               -----

Beginning Certificates Balance                      334,000,000.00          30,000,000.00        36,000,000.00      400,000,000.00
Interest Distributions                                  898,425.21              85,863.54           112,336.25        1,096,625.00
Principal Deposits - Prin. Funding Account                    0.00                   0.00                 0.00                0.00
Principal Distributions                                       0.00                   0.00                 0.00                0.00
Total Distributions                                     898,425.21              85,863.54           112,336.25        1,096,625.00
Ending Certificates Balance                         334,000,000.00          30,000,000.00        36,000,000.00      400,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $2.69

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $2.69

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                  $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $2.86

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $2.86

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $3,437,747.92

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $112,336.25

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:         $3,325,411.67

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $5,570,528.14

          a.   Class A Monthly Interest:                          $898,425.21
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $1,321,460.85
          e.   Excess Spread:                                   $3,350,642.08

     2.   Class B Available Funds:                                $500,346.84

          a.   Class B Monthly Interest:                           $85,863.54
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $414,483.30

     3.   Collateral Available Funds:                             $600,416.21

          a.   Excess Spread:                                     $600,416.21

     4.   Total Excess Spread:                                  $4,365,541.58

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           73.6032%

     2.   Series 2004-2 Allocable Principal
          Collections:                                        $133,640,121.75

     3.   Principal Allocation Percentage of
          Series 2004-2 Allocable Principal
          Collections:                                         $98,363,356.86

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                 $98,363,356.86

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-2:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $1,582,587.85

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $99,945,944.72

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $36,000,000.00

     2.   Required Collateral Invested Amount:                 $36,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:             $99,945,944.72

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-2

     1.   Excess Spread:                                        $4,365,541.58
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $118,694.09
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $112,336.25
     9.   Applied to unpaid Monthly Servicing Fee:                $666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $142,432.91
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
       Interest Holder:                                         $3,325,411.67

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.1903%
          b.   Prior Monthly Period                                   5.0446%
          c.   Second Prior Monthly Period                            5.0318%

     2.   Three Month Average Base Rate                               5.0889%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                15.4781%
          b.   Prior Monthly Period                                  16.3317%
          c.   Second Prior Monthly Period                           16.0421%

     4.   Three Month Average Series Adjusted Portfolio Yield        15.9506%



XXIX. Series 2004-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series            Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations            Interest               Interest
----------------------------------                     -----------         --------------          -----------
Beginning Invested /Transferor Amount               815,182,356.55         600,000,000.00       215,182,356.55
Beginning Adjusted Invested Amount                             N/A         600,000,000.00                  N/A
Floating Allocation Percentage                                 N/A               73.6032%             26.3968%
Principal Allocation Percentage                                N/A               73.6032%             26.3968%
Collections of Finance Chg. Receivables              13,555,042.09           9,976,939.74         3,578,102.34
Collections of Principal Receivables                200,460,182.62         147,545,035.30        52,915,147.32
Defaulted Amount                                      3,225,244.23           2,373,881.78           851,362.46

Ending Invested / Transferor Amounts                822,439,404.06         600,000,000.00       222,439,404.06


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                     Class A                Class B            Interest                Total
--------------------------------------                     -------                -------           ----------               -----

Principal Funding Account                                     0.00                   0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                   0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                   0.00                 0.00                0.00
Available Reserve Account Amount                              0.00                   0.00                 0.00                0.00
Reserve Account Surplus                                       0.00                   0.00                 0.00                0.00

Coupon  April 15, 2005 to May 15, 2005                     4.3500%                4.5500%              3.4238%
Monthly Interest Due                                  1,892,250.00             113,750.00           141,515.00        2,147,515.00
Outstanding Monthly Interest Due                              0.00                   0.00                 0.00                0.00
Additional Interest Due                                       0.00                   0.00                 0.00                0.00
Total Interest Due                                    1,892,250.00             113,750.00           141,515.00        2,147,515.00
Investor Default Amount                               2,065,277.14             118,694.09           189,910.54        2,373,881.78
Investor Monthly Fees Due                               870,000.00              50,000.00            80,000.00        1,000,000.00
Investor Additional Amounts Due
Total Due                                             4,827,527.14             282,444.09           411,425.54        5,521,396.78

Reallocated Investor Finance Charge Collections                                                                      10,422,265.60
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           16.3203%
Base Rate                                                                                                                  6.1766%
Excess Spread Percentage                                                                                                   9.8017%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions               Class A                Class B            Interest                Total
--------------------------------------------               -------                -------           ----------               -----

Beginning Certificates Balance                      522,000,000.00          30,000,000.00        48,000,000.00      600,000,000.00
Interest Distributions                                1,892,250.00             113,750.00           141,515.00        2,147,515.00
Principal Deposits - Prin. Funding Account                    0.00                   0.00                 0.00                0.00
Principal Distributions                                       0.00                   0.00                 0.00                0.00
Total Distributions                                   1,892,250.00             113,750.00           141,515.00        2,147,515.00
Ending Certificates Balance                         522,000,000.00          30,000,000.00        48,000,000.00      600,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $3.62

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $3.62

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $3.79

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $3.79

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $5,042,383.83

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $141,515.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:         $4,900,868.83

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $9,067,371.07

          a.   Class A Monthly Interest:                        $1,892,250.00
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $2,065,277.14
          e.   Excess Spread:                                   $5,109,843.93

     2.   Class B Available Funds:                                $521,113.28

          a.   Class B Monthly Interest:                          $113,750.00
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $407,363.28

     3.   Collateral Available Funds:                             $833,781.25

          a.   Excess Spread:                                     $833,781.25

     4.   Total Excess Spread:                                  $6,350,988.46

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           73.6032%

     2.   Series 2004-3 Allocable Principal
          Collections:                                        $200,460,182.62

     3.   Principal Allocation Percentage of
          Series 2004-3 Allocable Principal
          Collections:                                        $147,545,035.30

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $147,545,035.30

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-3:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $2,373,881.78

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $149,918,917.07

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $48,000,000.00

     2.   Required Collateral Invested Amount:                 $48,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $149,918,917.07

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-3

     1.   Excess Spread:                                        $6,350,988.46
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $118,694.09
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $141,515.00
     9.   Applied to unpaid Monthly Servicing Fee:              $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $189,910.54
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
       Interest Holder:                                         $4,900,868.83

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 6.1766%
          b.   Prior Monthly Period                                   6.1649%
          c.   Second Prior Monthly Period                            6.7791%

     2.   Three Month Average Base Rate                               6.3735%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                16.3203%
          b.   Prior Monthly Period                                  17.1573%
          c.   Second Prior Monthly Period                           16.8869%

     4.   Three Month Average Series Adjusted Portfolio Yield        16.7882%



XXIX. Series 2004-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series            Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations           Interest               Interest
----------------------------------                     -----------         --------------          -----------
Beginning Invested /Transferor Amount             1,494,500,987.01       1,100,000,000.00       394,500,987.01
Beginning Adjusted Invested Amount                             N/A       1,100,000,000.00                  N/A
Floating Allocation Percentage                                 N/A               73.6032%             26.3968%
Principal Allocation Percentage                                N/A               73.6032%             26.3968%
Collections of Finance Chg. Receivables              24,850,910.49          18,291,056.20         6,559,854.29
Collections of Principal Receivables                367,510,334.80         270,499,231.38        97,011,103.42
Defaulted Amount                                      5,912,947.76           4,352,116.59         1,560,831.17

Ending Invested / Transferor Amounts              1,507,805,574.11       1,100,000,000.00       407,805,574.11


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                     Class A                Class B            Interest                Total
--------------------------------------                     -------                -------           ----------               -----

Principal Funding Account                                     0.00                   0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                   0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                   0.00                 0.00                0.00
Available Reserve Account Amount                              0.00                   0.00                 0.00                0.00
Reserve Account Surplus                                       0.00                   0.00                 0.00                0.00

Coupon  April 15, 2005 to May 15, 2005                     3.0437%                3.2337%              3.4238%
Monthly Interest Due                                  2,407,394.88             229,730.99           291,874.69        2,929,000.56
Outstanding Monthly Interest Due                              0.00                   0.00                 0.00                0.00
Additional Interest Due                                       0.00                   0.00                 0.00                0.00
Total Interest Due                                    2,407,394.88             229,730.99           291,874.69        2,929,000.56
Investor Default Amount                               3,634,017.35             326,408.74           391,690.49        4,352,116.59
Investor Monthly Fees Due                             1,530,833.33             137,500.00           165,000.00        1,833,333.33
Investor Additional Amounts Due
Total Due                                             7,572,245.56             693,639.73           848,565.18        9,114,450.48

Reallocated Investor Finance Charge Collections                                                                      18,259,332.57
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           15.3822%
Base Rate                                                                                                                  5.0975%
Excess Spread Percentage                                                                                                   9.9762%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions               Class A               Class B             Interest                Total
--------------------------------------------               -------               -------            ----------               -----

Beginning Certificates Balance                      918,500,000.00          82,500,000.00        99,000,000.00    1,100,000,000.00
Interest Distributions                                2,407,394.88             229,730.99           291,874.69        2,929,000.56
Principal Deposits - Prin. Funding Account                    0.00                   0.00                 0.00                0.00
Principal Distributions                                       0.00                   0.00                 0.00                0.00
Total Distributions                                   2,407,394.88             229,730.99           291,874.69        2,929,000.56
Ending Certificates Balance                         918,500,000.00          82,500,000.00        99,000,000.00    1,100,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $2.62

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $2.62

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $2.78

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $2.78

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $9,436,756.78

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $291,874.69

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:         $9,144,882.09

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $15,246,542.70

          a.   Class A Monthly Interest:                        $2,407,394.88
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $3,634,017.35
          e.   Excess Spread:                                   $9,205,130.47

     2.   Class B Available Funds:                              $1,369,449.94

          a.   Class B Monthly Interest:                          $229,730.99
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                   $1,139,718.95

     3.   Collateral Available Funds:                           $1,643,339.93

          a.   Excess Spread:                                   $1,643,339.93

     4.   Total Excess Spread:                                 $11,988,189.35

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           73.6032%

     2.   Series 2004-4 Allocable Principal
          Collections:                                        $367,510,334.80

     3.   Principal Allocation Percentage of
          Series 2004-4 Allocable Principal
          Collections:                                        $270,499,231.38

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $270,499,231.38

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-4:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $4,352,116.59

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $274,851,347.97

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $99,000,000.00

     2.   Required Collateral Invested Amount:                 $99,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $274,851,347.97

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-4

     1.   Excess Spread:                                       $11,988,189.35
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $326,408.74
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $291,874.69
     9.   Applied to unpaid Monthly Servicing Fee:              $1,833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $391,690.49
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
       Interest Holder:                                         $9,144,882.09

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.0975%
          b.   Prior Monthly Period                                   4.9518%
          c.   Second Prior Monthly Period                            4.9390%

     2.   Three Month Average Base Rate                               4.9961%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                15.3822%
          b.   Prior Monthly Period                                  16.2324%
          c.   Second Prior Monthly Period                           15.9554%

     4.   Three Month Average Series Adjusted Portfolio Yield        15.8567%



XXIX. Series 2004-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series            Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations            Interest              Interest
----------------------------------                     -----------         --------------          -----------
Beginning Invested /Transferor Amount             1,358,637,260.91       1,000,000,000.00       358,637,260.91
Beginning Adjusted Invested Amount                             N/A       1,000,000,000.00                  N/A
Floating Allocation Percentage                                 N/A               73.6032%             26.3968%
Principal Allocation Percentage                                N/A               73.6032%             26.3968%
Collections of Finance Chg. Receivables              22,591,736.81          16,628,232.91         5,963,503.90
Collections of Principal Receivables                334,100,304.36         245,908,392.16        88,191,912.20
Defaulted Amount                                      5,375,407.05           3,956,469.63         1,418,937.43

Ending Invested / Transferor Amounts              1,370,732,340.10       1,000,000,000.00       370,732,340.10


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                     Class A                Class B            Interest                Total
--------------------------------------                     -------                -------           ----------               -----

Principal Funding Account                                     0.00                   0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                   0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                   0.00                 0.00                0.00
Available Reserve Account Amount                              0.00                   0.00                 0.00                0.00
Reserve Account Surplus                                       0.00                   0.00                 0.00                0.00

Coupon  April 15, 2005 to May 15, 2005                     3.0437%                3.2037%              3.4137%
Monthly Interest Due                                  2,188,540.80             206,908.85           264,565.63        2,660,015.28
Outstanding Monthly Interest Due                              0.00                   0.00                 0.00                0.00
Additional Interest Due                                       0.00                   0.00                 0.00                0.00
Total Interest Due                                    2,188,540.80             206,908.85           264,565.63        2,660,015.28
Investor Default Amount                               3,303,652.14             296,735.22           356,082.27        3,956,469.63
Investor Monthly Fees Due                             1,391,666.67             125,000.00           150,000.00        1,666,666.67
Investor Additional Amounts Due
Total Due                                             6,883,859.60             628,644.08           770,647.89        8,283,151.57

Reallocated Investor Finance Charge Collections                                                                      16,596,680.75
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           15.3789%
Base Rate                                                                                                                  5.0943%
Excess Spread Percentage                                                                                                   9.9762%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions               Class A                Class B            Interest                Total
--------------------------------------------               -------                -------           ----------               -----

Beginning Certificates Balance                      835,000,000.00          75,000,000.00        90,000,000.00    1,000,000,000.00
Interest Distributions                                2,188,540.80             206,908.85           264,565.63        2,660,015.28
Principal Deposits - Prin. Funding Account                    0.00                   0.00                 0.00                0.00
Principal Distributions                                       0.00                   0.00                 0.00                0.00
Total Distributions                                   2,188,540.80             206,908.85           264,565.63        2,660,015.28
Ending Certificates Balance                         835,000,000.00          75,000,000.00        90,000,000.00    1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $2.62

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $2.62

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $2.76

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $2.76

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $8,578,094.80

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $264,565.63

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:         $8,313,529.18

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $13,858,228.42

          a.   Class A Monthly Interest:                        $2,188,540.80
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $3,303,652.14
          e.   Excess Spread:                                   $8,366,035.49

     2.   Class B Available Funds:                              $1,244,751.06

          a.   Class B Monthly Interest:                          $206,908.85
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                   $1,037,842.20

     3.   Collateral Available Funds:                           $1,493,701.27

          a.   Excess Spread:                                   $1,493,701.27

     4.   Total Excess Spread:                                 $10,897,578.96

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           73.6032%

     2.   Series 2004-5 Allocable Principal
          Collections:                                        $334,100,304.36

     3.   Principal Allocation Percentage of
          Series 2004-5 Allocable Principal
          Collections:                                        $245,908,392.16

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $245,908,392.16

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-5:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $3,956,469.63

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $249,864,861.79

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $90,000,000.00

     2.   Required Collateral Invested Amount:                 $90,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $249,864,861.79

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-5

     1.   Excess Spread:                                       $10,897,578.96
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $296,735.22
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $264,565.63
     9.   Applied to unpaid Monthly Servicing Fee:              $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $356,082.27
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                      $8,313,529.18

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.0943%
          b.   Prior Monthly Period                                   4.9486%
          c.   Second Prior Monthly Period                            4.9358%

     2.   Three Month Average Base Rate                               4.9929%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                15.3789%
          b.   Prior Monthly Period                                  16.2290%
          c.   Second Prior Monthly Period                           15.9524%

     4.   Three Month Average Series Adjusted Portfolio Yield        15.8535%



XXIX. Series 2005-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series            Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations            Interest               Interest
----------------------------------                     -----------         --------------          -----------
Beginning Invested /Transferor Amount               815,182,356.55         600,000,000.00       215,182,356.55
Beginning Adjusted Invested Amount                             N/A         600,000,000.00                  N/A
Floating Allocation Percentage                                 N/A               73.6032%             26.3968%
Principal Allocation Percentage                                N/A               73.6032%             26.3968%
Collections of Finance Chg. Receivables              13,555,042.09           9,976,939.74         3,578,102.34
Collections of Principal Receivables                200,460,182.62         147,545,035.30        52,915,147.32
Defaulted Amount                                      3,225,244.23           2,373,881.78           851,362.46

Ending Invested / Transferor Amounts                822,439,404.06         600,000,000.00       222,439,404.06


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                     Class A                Class B            Interest                Total
--------------------------------------                     -------                -------           ----------               -----

Principal Funding Account                                     0.00                   0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                   0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                   0.00                 0.00                0.00
Available Reserve Account Amount                              0.00                   0.00                 0.00                0.00
Reserve Account Surplus                                       0.00                   0.00                 0.00                0.00

Coupon  April 15, 2005 to May 15, 2005                     2.9837%                3.0738%              3.2837%
Monthly Interest Due                                  1,287,239.48             119,107.81           152,694.38        1,559,041.67
Outstanding Monthly Interest Due                              0.00                   0.00                 0.00                0.00
Additional Interest Due                                       0.00                   0.00                 0.00                0.00
Total Interest Due                                    1,287,239.48             119,107.81           152,694.38        1,559,041.67
Investor Default Amount                               1,982,191.28             178,041.13           213,649.36        2,373,881.78
Investor Monthly Fees Due                               835,000.00              75,000.00            90,000.00        1,000,000.00
Investor Additional Amounts Due
Total Due                                             4,104,430.76             372,148.95           456,343.73        4,932,923.44

Reallocated Investor Finance Charge Collections                                                                       9,921,040.95
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           15.3040%
Base Rate                                                                                                                  5.0218%
Excess Spread Percentage                                                                                                   9.9762%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions               Class A                Class B            Interest                Total
--------------------------------------------               -------                -------           ----------               -----

Beginning Certificates Balance                      501,000,000.00          45,000,000.00        54,000,000.00      600,000,000.00
Interest Distributions                                1,287,239.48             119,107.81           152,694.38        1,559,041.67
Principal Deposits - Prin. Funding Account                    0.00                   0.00                 0.00                0.00
Principal Distributions                                       0.00                   0.00                 0.00                0.00
Total Distributions                                   1,287,239.48             119,107.81           152,694.38        1,559,041.67
Ending Certificates Balance                         501,000,000.00          45,000,000.00        54,000,000.00      600,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $2.57

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $2.57

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $2.65

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $2.65

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $5,140,811.88

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $152,694.38

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:         $4,988,117.51

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $8,284,069.19

          a.   Class A Monthly Interest:                        $1,287,239.48
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $1,982,191.28
          e.   Excess Spread:                                   $5,014,638.43

     2.   Class B Available Funds:                                $744,078.07

          a.   Class B Monthly Interest:                          $119,107.81
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $624,970.26

     3.   Collateral Available Funds:                             $892,893.69

          a.   Excess Spread:                                     $892,893.69

     4.   Total Excess Spread:                                  $6,532,502.37

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           73.6032%

     2.   Series 2005-1 Allocable Principal
          Collections:                                        $200,460,182.62

     3.   Principal Allocation Percentage of
          Series 2005-1 Allocable Principal
          Collections:                                        $147,545,035.30

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $147,545,035.30

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-1:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $2,373,881.78

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $149,918,917.07

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $54,000,000.00

     2.   Required Collateral Invested Amount:                 $54,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $149,918,917.07

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2005-1

     1.   Excess Spread:                                        $6,532,502.37
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5    Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $178,041.13
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $152,694.38
     9.   Applied to unpaid Monthly Servicing Fee:              $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $213,649.36
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
       Interest Holder:                                         $4,988,117.51

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.0218%
          b.   Prior Monthly Period                                   4.9166%
          c.   Second Prior Monthly Period                            0.0000%

     2.   Three Month Average Base Rate                               3.3128%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                15.3040%
          b.   Prior Monthly Period                                  15.2780%
          c.   Second Prior Monthly Period                            0.0000%

     4.   Three Month Average Series Adjusted Portfolio Yield        10.1940%



XXIX. Series 2005-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series            Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations           Interest               Interest
----------------------------------                     -----------         --------------          -----------
Beginning Invested /Transferor Amount               815,182,356.55         600,000,000.00       215,182,356.55
Beginning Adjusted Invested Amount                             N/A         600,000,000.00                  N/A
Floating Allocation Percentage                                 N/A               73.6032%             26.3968%
Principal Allocation Percentage                                N/A               73.6032%             26.3968%
Collections of Finance Chg. Receivables              13,555,042.09           9,976,939.74         3,578,102.34
Collections of Principal Receivables                200,460,182.62         147,545,035.30        52,915,147.32
Defaulted Amount                                      3,225,244.23           2,373,881.78           851,362.46

Ending Invested / Transferor Amounts                822,439,404.06         600,000,000.00       222,439,404.06


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                     Class A                Class B            Interest                Total
--------------------------------------                     -------                -------           ----------               -----

Principal Funding Account                                     0.00                   0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                   0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                   0.00                 0.00                0.00
Available Reserve Account Amount                              0.00                   0.00                 0.00                0.00
Reserve Account Surplus                                       0.00                   0.00                 0.00                0.00

Coupon  April 15, 2005 to May 15, 2005                     3.0538%                3.2337%              3.4437%
Monthly Interest Due                                  1,317,438.65             125,307.81           160,134.38        1,602,880.83
Outstanding Monthly Interest Due                              0.00                   0.00                 0.00                0.00
Additional Interest Due                                       0.00                   0.00                 0.00                0.00
Total Interest Due                                    1,317,438.65             125,307.81           160,134.38        1,602,880.83
Investor Default Amount                               1,982,191.28             178,041.13           213,649.36        2,373,881.78
Investor Monthly Fees Due                               835,000.00              75,000.00            90,000.00        1,000,000.00
Investor Additional Amounts Due
Total Due                                             4,134,629.93             378,348.95           463,783.73        4,976,762.61

Reallocated Investor Finance Charge Collections                                                                       9,964,880.11
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           15.3929%
Base Rate                                                                                                                  5.1078%
Excess Spread Percentage                                                                                                   9.9762%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions               Class A                Class B            Interest                Total
--------------------------------------------               -------                -------           ----------               -----

Beginning Certificates Balance                      501,000,000.00          45,000,000.00        54,000,000.00      600,000,000.00
Interest Distributions                                1,317,438.65             125,307.81           160,134.38        1,602,880.83
Principal Deposits - Prin. Funding Account                    0.00                   0.00                 0.00                0.00
Principal Distributions                                       0.00                   0.00                 0.00                0.00
Total Distributions                                   1,317,438.65             125,307.81           160,134.38        1,602,880.83
Ending Certificates Balance                         501,000,000.00          45,000,000.00        54,000,000.00      600,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $2.63

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $2.63

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $2.78

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $2.78

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $5,148,251.88

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $160,134.38

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:         $4,988,117.51

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $8,320,674.90

          a.   Class A Monthly Interest:                        $1,317,438.65
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $1,982,191.28
          e.   Excess Spread:                                   $5,021,044.97

     2.   Class B Available Funds:                                $747,366.01

          a.   Class B Monthly Interest:                          $125,307.81
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $622,058.20

     3.   Collateral Available Funds:                             $896,839.21

          a.   Excess Spread:                                     $896,839.21

     4.   Total Excess Spread:                                  $6,539,942.37

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           73.6032%

     2.   Series 2005-2 Allocable Principal
          Collections:                                        $200,460,182.62

     3.   Principal Allocation Percentage of
          Series 2005-2 Allocable Principal
          Collections:                                        $147,545,035.30

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $147,545,035.30

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-2:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $2,373,881.78

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $149,918,917.07

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $54,000,000.00

     2.   Required Collateral Invested Amount:                 $54,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $149,918,917.07

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2005-2

     1.   Excess Spread:                                        $6,539,942.37
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $178,041.13
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $160,134.38
     9.   Applied to unpaid Monthly Servicing Fee:              $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $213,649.36
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                      $4,988,117.51

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.1078%
          b.   Prior Monthly Period                                   5.0026%
          c.   Second Prior Monthly Period                            0.0000%

     2.   Three Month Average Base Rate                               3.3701%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                15.3929%
          b.   Prior Monthly Period                                  15.3433%
          c.   Second Prior Monthly Period                            0.0000%

     4.   Three Month Average Series Adjusted Portfolio Yield        10.2454%